Agreement

                                     Between

                         CANADA SOUTHERN PETROLEUM LTD.

                                       and

                         MAGELLAN PETROLEUM CORPORATION

                                       and

                              OIL INVESTMENTS, INC.

                                       and

                            HOME OIL COMPANY LIMITED

                                       and

                            KERN COUNTY LAND COMPANY

                                       and

                                 ALMINEX LIMITED

                                       and

                              UNITED OILS, LIMITED

                                       and

                           SIGNAL OIL AND GAS COMPANY




                            Dated as of May 28, 1959


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                                TABLE OF CONTENTS

                       Agreement dated as of May 28, 1959.

                                                            Article         Page

Definitions.............................................       I               2

Assignment..............................................      II               2

Payment and Exploratory Program.........................      III              3

Option..................................................      IV               5

Division of Lands.......................................       V               6

Information to be Delivered to Home.....................      VI               7

Incorporation of Operating Procedure....................      VII              7

SCHEDULE "A"-Description of Lands.......................                       9

                                                            Clause          Page
SCHEDULE "B"-Operating Procedure:

         Definitions....................................       A              21

         Status of Manager Operator.....................       B              23

         Change of Manager Operator.....................       C              23

         Meetings.......................................       D              24

         Budget.........................................       E              24

         Duties of the Manager Operator.................       F              25

         Rights of Joint Operators......................       G              26

         Competitive Operating Basis....................       H              27

         Insurance......................................       I              27

         Advances.......................................       J              28

         Lien...........................................       K              28

         Division of Production.........................       L              29

         Obligatory Operations..........................       M              30

         Independent Operations.........................       N              30

         Selection of Leases............................       O              32

         Surrender......................................       P              32

                                                            Clause          Page

         Assignment.....................................       Q              33

         Assignments Among Parties......................       R              33

         Relationship of Parties........................       S              33

         Liability of Manager Operator..................       T              34

         Force Majeure..................................       U              34

         Waiver.........................................       V              35

         Conflict with Laws.............................       W              35

         Notices........................................       X              35

         Further Assurances.............................       Y              36

         Entire Agreement...............................       Z              36

         Division of Expenses...........................      AA              36

         Term...........................................      BB              37

         Interpretation.................................      CC              37

SCHEDULE "C"-Accounting Procedure.......................                      38

      THIS AGREEMENT made as of this Twenty-eighth day of May, A. D. 1959.

Between:

      CANADA SOUTHERN PETROLEUM LTD., a corporation incorporated under the laws of Canada (hereinafter referred to as "Canada Southern")

                                       and

      MAGELLAN PETROLEUM CORPORATION, a Panama Corporation (hereinafter referred to as "Magellan")

                                       and

      OIL INVESTMENTS, INC., a Panama corporation (hereinafter referred to as "Oil Investments")

         (which  aforesaid  three  corporations  are   hereinafter  collectively
         referred to as "C-M-O" and individually as a member of the C-M-O group)

                                       and

      HOME OIL COMPANY LIMITED, a corporation incorporated under the laws of Canada, (hereinafter referred to as "Home")

                                       and

      KERN COUNTY LAND COMPANY, a company incorporated under the laws of California (hereinafter referred to as "Kern")

                                       and

      ALMINEX  LIMITED,  a  company  incorporated  under   the  laws  of  Canada
         (hereinafter referred to as "Alminex")

                                       and

      UNITED OILS, LIMITED,  a corporation incorporated under the laws of Canada
         (hereinafter referred to as "United")

                                       and

      SIGNAL OIL AND GAS COMPANY, a company incorporated under the laws of Delaware (hereinafter referred to as "Signal")

         (the  said  Home,  Kern  County,   Alminex,  United  and  Signal  being
         hereinafter collectively referred to as "H-S" and individually as a member of the H-S group)

      WHEREAS C-M-O own jointly certain oil and gas permits in the Northwest Territories and the Yukon Territory, Canada, described in Schedule "A" hereto; and

      WHEREAS H-S and C-M-O are desirous that H-S acquire one-half of C-M-O`s ownership in certain areas covered by those permits.

      Now THEREFORE IN CONSIDERATION of the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

                                    ARTICLE I

DEFINITIONS

      As used in this Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

      1.1 "Properties" shall mean the lands described in Schedule "A" hereto other than the optioned lands.

      1.2 "Execution of this Agreement" shall mean the date when it has been signed by all the parties thereto.

      1.3   "First Drilling Season" shall mean the winter season of 1959-1960.

      1.4 "Known producing horizons" shall mean all known producing horizons down to and including the Devonian.

      1.5 "North Petitot" shall mean the known seismic structure which has been heretofore mapped by Canada Southern and submitted to H-S under all or portions of Permits Numbers 1136, 1137, 2301, 2713, 2302, 1134, 1154, 1153 and 1152.

      1.6 "Discovery well" shall mean a well which establishes production in a new reservoir.

      1.7 "Exploratory well" shall mean an exploratory well as defined in the Operating Procedure.

      1.8 "Delineation or development wells" shall mean any and all wells (whether dry or not) which are not discovery wells.

      1.9 "Net acre acquirable" shall mean one-half the amount of acreage which may be securable in gas license or oil and/or gas lease form from the Dominion Government, recognizing that the Owners of the North halves of Permits Numbers 1137 and 2301 are entitled to one-half of the total acreage acquirable under the said Permits in the absence of agreement to the contrary.

      1.10  "Dollars" shall mean Canadian Dollars.


                                   ARTICLE II

      2.1 C-M-O hereby transfers, assigns and vests in the members of the H-S group the undivided interests set out hereunder in and to the oil and gas permits described in Schedule "A" except for the South one-half of Permits Numbers 1137 and 2301 comprising 31,966 acres, and subject to the payment of Fifty (50%) percent of the royalties described in Schedule "A".

            To Home........................................   12 1/2%
            To Kern........................................        5%
            To Alminex.....................................        5%
            To United......................................    2 1/2%
            To Signal......................................       25%

      2.2 Home shall thereafter become the Manager Operator of the properties in accordance with the terms of the Operating Procedure hereto attached and marked as Schedule "B" except as hereinafter otherwise provided.

      2.3 C-M-O agree they will deliver to Messrs. Gowling, MacTavish, Osborne & Henderson registrable transfers of the said Permits in form sufficient to enable Messrs. Gowling, MacTavish, Osborne & Henderson to have such Permits registered with the Chief of the Mining and Lands Division of the Northern Administration and Lands Branch of the Department of Northern Affairs and Natural Resources, Ottawa, Canada, in the following undivided interests:

            Canada Southern.................................      50%
            Signal..........................................      25%
            Home............................................      20%
            Kern County.....................................       5%

it being understood that Canada Southern shall hold the interests of Magellan and Oil Investments in trust and that Home shall hold the interests of Alminex and United in trust.

      2.4 The  parties  hereto  agree  that the  monies to be paid  pursuant  to
Article 3.1(A) (a) shall be paid by certified cheques delivered to Messrs. Gowling, MacTavish, Osborne & Henderson, 88 Metcalfe Street, Ottawa, Canada, to be held by Messrs. Gowling, MacTavish, Osborne & Henderson until such time as the said Permits with the assignments thereof had been delivered to the said Chief and registered in the said Department and thereupon the said cheques shall be delivered to C-M-O.

      2.5 C-M-O hereby agree that the said Permits are in good standing, that they have good title to the said Permits and good right, full power and absolute authority (except for the consent of the said Chief) to transfer the said Permits as herein provided, and that the properties are free and clear of any claims, liens or encumbrances except the royalties described in Schedule "A".


                                   ARTICLE III

      3.1 H-S shall pay C-M-O for the interests acquired hereunder the following considerations:

            (A) In cash not chargeable to or recoupable from C-M-O:

                (a) Upon  the  execution  of  this  Agreement,  $1,500,000,   in
            accordance with the provisions of Article 2.4 above.

                (b) One year after the execution of this Agreement $666,666.

                (c) Two years after the execution of this Agreement $666,667.

                (d) Three years after the execution of this Agreement $666,667.

            (B) In work not chargeable or recoupable from C-M-O:

                (a) H-S  shall  commence in 1959 a program of exploration on the properties or on the optioned acreage which shall include the drilling of a minimum of five exploratory wells, irrespective of cost, to at least a depth to test the known producing horizons, or igneous or other impenetrable formations, or a depth of 12,000 feet, whichever is the least, of which at least one such well shall be drilled into the Pre Cambrian and one such well shall be located on the Western block of the properties, consisting of Permits Nos. 1006, 1007, 1132, 1133 and 1135. The first such exploratory well shall be located on the North Petitot structure and shall be drilled during the first drilling season and one well may be on the optioned acreage but such well shall not be in lieu of the well required to be drilled on the North Petitot structure.

                (b) In the event the  total  cost  of  the  exploratory  program described in (a) above should be less than $3,000,000, then H-S are obligated to spend the difference between such total cost and $3,000,000, in exploration and development work on the properties and costs incidental or ancillary thereto.

                (c) The work  and  expenditures  described  in (a) and (b) above shall be completed within five years from the date of the execution of this Agreement.

                (d) H-S will be obligated to reconvey the properties to C-M-O in the event they should fail to meet the obligations described in this paragraph (B). Such reconveyance shall not serve in any way to constitute partial or liquidated damages or to cancel any obligation undertaken by H-S under the terms of this Agreement.

            (C) Subsequent to the completion of both (A) and (B) above, H-S shall permit C-M-O to enjoy the following preferential position with respect to further work done on the properties so long as the work is performed prior to the time when any particular or potential oil or gas field is producing into a trunk pipe line, or, in the case of oil, prior to the time oil moves to market in quantities that permit C-M-O to finance its share of further reasonable development pursuant to normal commercial banking arrangements.

                (1) Should H-S drill,  deepen  or  complete  a discovery well in accordance with the provisions of Clause N of the Operating Procedure, in the cost of which C-M-O does not participate, the rights of H-S to recoup therefrom under the terms of Clause N of the Operating Procedure shall be limited to 300%; that is, H-S may recoup from C-M-O's interest in such discovery well three times what would have been C-M-O's cost of participating in the said well.

                (2) Should H-S  drill,  deepen  or  complete  a  delineation  or development well in accordance with the provisions of Clause N of the Operating Procedure, in the cost of which C-M-O does not participate, the rights of H-S to recoup therefrom under the terms of Clause N of the Operating Procedure shall be limited to 105%; that is, H-S may recoup from C-M-O's interest in such delineation or development well 100% of what would have been C-M-O's cost of participating in the said well plus 5%.

            (D) H-S will assure the earliest feasible development and marketing of oil and/or gas found on the properties.


                                   ARTICLE IV

      4.1 H-S shall have an exclusive option to buy from C-M-O, for the price and during the period hereinafter stated, an undivided one-half interest in and to the South one-half of Permits Numbers 1137 and 2301 comprising approximately 31,966 acres, subject to the payment of 50% of the royalty described in Schedule "A". If, as and when the option is exercised, the optioned acreage will thereafter become subject to this Agreement as a part of the properties as defined. No amounts paid, in connection with the option as hereinafter provided, shall be chargeable to or recoupable from C-M-O.

      4.2 The prices at which and periods within which the option may be exercised are as follows:

            Before August 1, 1960, $400. per net acre acquirable; Before August 1, 1961, $600. per net acre acquirable; Before August 1, 1962, $800. per net acre acquirable; Before August 1, 1963, $1,000. per net acre acquirable.

      4.3 Payment shall be made upon exercise of the option in accordance with the then existing law or regulations governing oil and gas permits in the Northwest Territories. In the event that modification of the law or regulations subsequent to the exercise of the option permits greater acreage acquirement by the permittees within the boundary of the optioned acreage then H-S may elect to purchase a 50% interest in such additional acquirable acreage and additional payment shall promptly be made accordingly determined by the price pertaining when the original option was exercised.

      4.4 Once payment has been made for acquirable oil and/or gas rights under any surface acre and if other oil or gas rights are acquirable under the same surface acre, no additional payment shall be required to be made to C-M-O for such other rights under such surface acre.

      4.5 Prior to the exercise of the option or its expiration C-M-O will give H-S thirty (30) days' prior written notice of any well to be drilled on the optioned acreage. H-S may participate 50% with C-M-O in the cost of drilling any such well or wells on the optioned acreage. Failure to participate, however, will serve to terminate the option unless within thirty (30) days H-S agrees to drill and does thereafter diligently commence and drill a well thereon to the known producing horizons or to igneous or other impenetrable formations or to a depth of 12,000 feet, whichever is the least.

      4.6 Prior to the exercise of the option or its expiration, H-S may have access to the area under option and any information in C-M-O's possession pertaining thereto. H-S may, upon prior written notice, commence and drill an exploratory test well on the option area at the sole cost and expense of H-S, none of which shall be chargeable to or recoupable from C-M-O.

      4.7 Any well drilled under the provisions of Clauses 4.5 or 4.6 above shall, after its completion, be operated by the then operator of the optioned acreage.

      4.8 Prior to the expiration of the option described in Article IV, neither C-M-O nor H-S shall make application for oil and/or gas leases and/or licenses under any permit which includes any part of the optioned acreage except by mutual agreement, provided that, if during this period, any rules or regulations governing oil and gas in the Northwest Territories shall require or render it advantageous to apply for oil and/or gas leases and/or licenses on any of the optioned acreage, then C-M-O and H-S shall meet promptly for the purpose of agreeing upon such application. Consent by H-S to the areas to be covered by such application with respect to any permit which includes any part of the optioned acreage shall not be unreasonably withheld.

      4.9 Any exploratory well drilled by H-S under this Article IV shall be considered one of the wells required to be drilled under Article III and the cost of any well drilled by H-S whether exploratory or not, and the cost of any well in which H-S participates on the optioned lands shall be considered part of the expenditures required to be made under Article 3.1(B) (b).

      4.10 Participation in a well or any work done on the optioned lands shall not be deemed an exercise of the option by H-S.


                                    ARTICLE V

      5.1 At any time after a period of five (5) years following the execution of this Agreement, C-M-O shall have the right to call for a division of all or any of the areas which have gone to lease or license and which are jointly owned by H-S and C-M-O and the termination of this Agreement to the extent that it affects the areas to be subdivided. The subdivision shall in no case affect the obligation of H-S to assure the earliest feasible marketing of oil or gas found on the areas jointly owned by H-S and C-M-O, including those which may become subdivided. The procedure for such division of said area or areas and the termination of such agreement shall be as follows:

            C-M-O shall advise H-S in writing of its desire.

            Upon  receipt of this  notice  there  shall ensue a period of thirty
      (30) days within which the parties shall endeavour by agreement to work out a division of the area or areas.

            If by the expiration of the said thirty (30) days no agreement has been reached, C-M-O may within fifteen (15) days thereafter prepare and present to H-S a division into two parts of all areas to be divided and other assets jointly owned in connection therewith under this Agreement. Such plan of division shall be in a checkerboard pattern in which the units shall be a maximum size calculated to avoid forcible unitization if possible and a minimum of one section except in the case of lands producing oil the maximum shall be a maximum size calculated to avoid forcible unitization if possible and a minimum of one-quarter section. H-S shall have a period of thirty (30) days from receipt of the proposed division to elect which of the two parts it desires to receive. If H-S does not make its election within the said thirty (30) days by notice in writing to C-M-O, the latter shall, within ten (10) days thereafter, elect which of the two parts it desires and so notify H-S.

      5.2 At all times mentioned in this Article existing contracts between the parties shall remain in full force and effect and normal operations thereunder shall continue. Thirty (30) days after the final election is made by either party in accordance with the above established procedure, all existing contracts shall terminate with respect to the divided properties except as provided in this Article. All joint operations in respect of the divided properties shall then cease and all obligations except the liquidation of current accounts of either party to the other and obligations to third parties shall be at an end except as provided in this Article but during such final thirty (80) days and thereafter the parties will individually and together take whatever action is necessary to conserve the area or areas and assets jointly owned by H-S and C-M-O and to expedite final transfer of titles and liquidation of any accounts and other matters pending as of the date of the termination.


                                   ARTICLE VI

      6.1 C-M-O shall promptly deliver to Home, C-M-O's files or copies thereof relating to the areas covered by this Agreement, retaining copies thereof for C-M-O's own use. C-M-O shall give to Home original or duplicate copies of all data obtained by C-M-O or available to C-M-O with respect to the geology of the areas covered by this Agreement and all other information which C-M-O may have on hand or is presently entitled to acquire with respect to exploration and development of the areas covered by this Agreement.


                                   ARTICLE VII

INCORPORATION OF OPERATING PROCEDURE

      7.1 The parties agree that the provisions contained in the Operating Procedure attached hereto as Schedule "B" shall apply to the same extent and in the same manner as though such provisions were contained in this Agreement. Where there is any conflict between the provisions of this Agreement and the Operating Procedure or the Accounting Procedure the provisions of this Agreement shall prevail and in the case of any conflict between the Operating Procedure and the Accounting Procedure the provisions of the Operating Procedure shall prevail.

      IN WITNESS WHEREOF the parties hereto have executed this Agreement this Twenty-fourth day of June, 1959.

(SEAL)                                            CANADA SOUTHERN PETROLEUM LTD.
                                                per:  JOHN W. BUCKLEY
                                                           President

                                                per:  M. A. REASONER
                                                           Vice-President

(SEAL)                                            MAGELLAN PETROLEUM CORPORATION
                                                per:  JOHN W. BUCKLEY
                                                           Vice-President

                                                per:  C. DEAN REASONER
                                                           Assistant Secretary

(SEAL)                                                 OIL INVESTMENTS, INC.
                                                per:  JOHN W. BUCKLEY
                                                           Vice-President

                                                per:  C. DEAN REASONER
                                                           Assistant Secretary

(SEAL)                                                 HOME OIL COMPANY LTD.
                                                per:  ALEX CLARK
                                                           Vice-President

                                                per:  J. W. HAMILTON
                                                           Assistant Secretary

(SEAL)                                               KERN COUNTY LAND COMPANY
                                                per:  JOHN H. MATKIN
                                                           Vice-President

                                                per:  JAMES A. WALKER
                                                           Assistant Secretary

(SEAL)                                                    ALMINEX LIMITED
                                                per:  J. B. WEBB
                                                           Vice-President

                                                per:  P. H. POWERS
                                                           A./Sec. Treas.

(SEAL)                                                 UNITED OILS, LIMITED
                                                per:  ROBERT CAMPBELL
                                                           Director

                                                per:  J. W. HAMILTON
                                                           Assistant Secretary

(SEAL)                                              SIGNAL OIL AND GAS COMPANY
                                                per:  J. HOWARD MARSHALL
                                                           Vice-President

                                                per:  JAMES K. WOOTAN
                                                           Director

                                  SCHEDULE "A"

   To an Agreement made as of May 28, 1959, between Canada Southern Petroleum
      Ltd., Magellan Petroleum Corporation, Oil Investments, Inc., Home Oil
           Company Limited, Kern County Land Company, Alminex Limited,
                United Oils Limited, Signal Oil and Gas Company.

Permit No.                 Areas Described in Permit           Date of Permit
   1132     All  that  certain   tract  of  land   in  the    April 29th, 1957
              Mackenzie Mining District, in the  Northwest
              Territories, containing sixty-three thousand two hundred and twelve acres, more or less, said tract being more particularly described as follows:

            Commencing  at  a  point  at   latitude  sixty
              degrees  thirty  minutes   no  seconds   and
              longitude  one  hundred   and   twenty-three
              degrees  fifteen  minutes no seconds; thence
              westerly on  a  right  line  to  a  point at
              latitude  sixty  degrees  thirty  minutes no
              seconds  and   longitude   one  hundred  and
              twenty-three  degrees   thirty  minutes   no
              seconds; thence southerly on a right line to
              a point at  latitude sixty  degrees   twenty
              minutes no seconds and longitude one hundred
              and twenty-three degrees  thirty minutes  no
              seconds;  thence easterly on a right line to
              a point  at  latitude  sixty degrees  twenty
              minutes no seconds and longitude one hundred
              and twenty-three degrees  fifteen minutes no
              seconds; thence northerly on a right line to
              the point of  commencement;  said  latitudes
              and  longitudes  being   as  determined   by
              astronomic means, in situ.

   1133     The whole  of  that  parcel  in the  Mackenzie    April 29th, 1957
              Mining   District,     in    the   Northwest
              Territories,    said   parcel   being   more
              particularly described as follows:

            Commencing  at  a   point  at  latitude  sixty
              degrees   twenty  minutes  no  seconds   and
              longitude  one  hundred   and   twenty-three
              degrees  thirty minutes  no seconds;  thence
              westerly  on  a  right  line  to  a point at
              latitude  sixty degrees  twenty minutes no
              seconds  and  longitude   one  hundred   and
              twenty- three degrees  forty-five minutes no
              seconds; thence southerly on a right line to
              a  point  at  latitude   sixty  degrees  ten
              minutes no seconds and longitude one hundred
              and twenty-three degrees forty-five  minutes
              no seconds;  thence easterly on a right line
              to a point at  latitude  sixty  degrees  ten
              minutes no seconds and longitude one hundred
              and twenty-three degrees  thirty  minutes no
              seconds; thence northerly on a right line to
              the point of  commencement;  said  latitudes
              and  longitudes  being   as   determined  by
              astronomic means, in situ.

            Saving and excepting  thereout  and  therefrom
              said parcel all that part lying within the limits of Petroleum and Natural Gas Permit numbered four hundred and seventy-nine, the remainder containing fifty-eight thousand and sixty-eight acres, more or less; also excepting any part thereof which may be affected by the rights of other persons acquired through prior staking.

   1134     The south half of that parcel in the Mackenzie    April 29th, 1957
              Mining    District,    in    the   Northwest
              Territories,    said   parcel   being   more
              particularly described as follows:

            Commencing  at  a  point   at  latitude  sixty
              degrees   twenty  minutes   no  seconds  and
              longitude one hundred and twenty-two degrees
              fifteen minutes no seconds;  thence westerly
              on a right line to a point at latitude sixty
              degrees   twenty  minutes   no  seconds  and
              longitude one hundred and twenty-two degrees
              thirty minutes no seconds;  thence southerly
              on a right line to a point at latitude sixty
              degrees ten minutes no seconds and longitude
              one hundred  and  twenty-two degrees  thirty
              minutes no seconds;  thence  easterly  on  a
              right line to  a  point  at  latitude  sixty
              degrees ten minutes no seconds and longitude
              one hundred and  twenty-two degrees  fifteen
              minutes no seconds;  thence  northerly  on a
              right  line to  the  point  of commencement;
              said  latitudes  and   longitudes  being  as
              determined by astronomic means, in situ.

            Saving and  excepting thereout  and  therefrom
              said parcel all that part lying within the limits of Petroleum and Natural Gas Permit numbered two hundred and ninety-nine, the remainder containing twenty-five thousand two hundred and seventy-nine acres, more or less; also excepting any part thereof which may be affected by the rights of other persons acquired through prior staking.

   1135     The whole  of  that  parcel  in the  Mackenzie    April 29th, 1957
              Mining   District,     in    the   Northwest
              Territories   said   parcel    being    more
              particularly described as follows:

            Commencing  at  a  point   at  latitude  sixty
              degrees ten minutes no seconds and longitude
              one hundred  and twenty-three degrees thirty
              minutes no seconds;  thence  westerly  on  a
              right line to  a  point  at  latitude  sixty
              degrees ten minutes no seconds and longitude
              one hundred and twenty-three degrees  forty-
              five minutes no seconds; thence southerly on
              a right line to  a point  at latitude  sixty
              degrees no minutes no seconds and  longitude
              one hundred  and twenty-three degrees forty-
              five minutes no seconds;  thence easterly on
              a right  line to a point at  latitude  sixty
              degrees no minutes  no seconds and longitude
              one hundred and twenty-three degrees  thirty
              minutes no seconds;  thence  northerly  on a
              right line to  the  point  of  commencement;
              said  latitudes  and   longitudes  being  as
              determined by astronomic means, in situ.

            Saving and  excepting thereout  and  therefrom
              said parcel all that part lying within the limits of Petroleum and Natural Gas Permit numbered four hundred and seventy-nine, the remainder containing thirty thousand six hundred and seventy acres, more or less, also excepting any part thereof which may be affected by the rights of other persons acquired through prior staking.

   1136     All  that  certain   tract  of  land   in  the   April 29th, 1957
              Mackenzie Mining District, in the  Northwest
              Territories containing sixty-three thousand eight hundred and fifty-four acres, more or less, said tract being more particularly described as follows:

            Commencing  at  a  point  at   latitude  sixty
              degrees ten minutes no seconds and longitude
              one hundred  and  twenty-two  degrees thirty
              minutes no seconds;  thence  westerly  on  a
              right  line to  a  point at  latitude  sixty
              degrees ten minutes no seconds and longitude
              one hundred and  twenty-two  degrees  forty-
              five minutes no seconds; then southerly on a
              right line  to  a  point at  latitude  sixty
              degrees no minutes no seconds and  longitude
              one hundred  and  twenty-two  degrees forty-
              five minutes no seconds;  thence easterly on
              a right line to a point  at  latitude  sixty
              degrees  no minutes no seconds and longitude
              one hundred and  twenty-two  degrees  thirty
              minutes no seconds;  thence northerly  on  a
              right  line to the  point  of  commencement;
              said  latitudes  and   longitudes  being  as
              determined by astronomic means, in situ.

   1137     The whole of  that  parcel  in  the  Mackenzie    April 29th, 1957
              Mining   District,    in    the    Northwest
              Territories,    said   parcel   being   more
              particularly described as follows:

            Commencing  at  a  point   at  latitude  sixty
              degrees ten minutes no seconds and longitude
              one hundred and twenty-two  degrees  fifteen
              minutes no seconds;  thence  westerly  on  a
              right  line  to  a  point at latitude  sixty
              degrees ten minutes no seconds and longitude
              one hundred and  twenty-two  degrees  thirty
              minutes no seconds;  thence southerly  on  a
              right line to  a  point  at  latitude  sixty
              degrees no minutes no seconds and  longitude
              one hundred and  twenty-two  degrees  thirty
              minutes no seconds;  thence  easterly  on  a
              right line to  a  point  at  latitude  sixty
              degrees no minutes no seconds  and longitude
              one hundred and  twenty-two degrees  fifteen
              minutes no seconds;  thence  northerly  on a
              right  line to the  point  of  commencement;
              said  latitudes   and  longitudes  being  as
              determined by astronomic means, in situ.

            Saving and excepting  thereout  and  therefrom
              said parcel all  that part  lying within the
              limits of  Petroleum  and Natural Gas Permit
              numbered two hundred  and  ninety-nine,  the
              remainder  containing   forty-one   thousand
              seven hundred and seventy-four acres, more or less; also excepting any part thereof which may be affected by the rights of other persons acquired through prior staking.

   2301     All that portion  of the grid  area designated  September 18th, 1958
              60  degrees  10 minutes,   122  degrees   15
              minutes,   said  portion  lying  within  the
              limits of surrendered  Petroleum and Natural
              Gas Permit numbered  two hundred and ninety-
              nine,  in the Mackenzie Mining District,  in
              the  Northwest  Territories,   said  portion
              containing twenty-two thousand and eighty acres, more or less; saving and excepting thereout and therefrom any part of said permit which may be affected by the rights of other persons acquired through prior staking.

   2302     All that portion of the south half of the grid  September 18th, 1958 area designated  60 degrees  20 minutes, 122
              degrees  15  minutes,   said  portion  lying
              within the  limits of  surrendered Petroleum
              and Natural Gas Permi   numbered two hundred
              and ninety-nine,  in  the  Mackenzie  Mining
              District, in the Northwest Territories, said portion containing six thousand five hundred and twenty-eight acres, more or less; saving and excepting thereout and therefrom any part of said Permit which may be affected by the rights of other persons acquired through prior staking.

   2713     A rectilinear quadrilateral in  the  Mackenzie    March 9th, 1959
              Mining   District,    in    the    Northwest
              Territories,  the whole  of  the  grid  area
              designated  60  degrees   10  minutes,   122
              degrees 00 minutes, containing approximately
              63,854 acres  for a  period of  three  years
              from  the   date  hereof,   subject  to  the
              Territorial Oil and Gas Regulations.

   1006     All  that  certain  tract   of  land   in  the    June 14th, 1956
              Mackenzie Mining District, in the Northwest
              Territories, containing thirty one thousand eight hundred and seven acres, more or less, lying to the south of a right line joining the mid points of the easterly and westerly limits of the area particularly described as follows:

            Commencing  at  a  point   at  latitude  sixty
              degrees   twenty  minutes   no  seconds  and
              longitude  one  hundred   and   twenty-three
              degrees forty-five minutes no seconds thence
              westerly  on  a  right  line  to  a point at
              latitude  sixty  degrees  twenty  minutes no
              seconds  and   longitude  one  hundred   and
              twenty-four degrees  no minutes  no seconds;
              thence southerly on a right line  to a point
              at latitude  sixty  degrees  ten  minutes no
              seconds  and   longitude  one  hundred   and
              twenty-four  degrees  no minutes no seconds;
              thence  easterly on  a right line to a point
              at latitude  sixty  degrees  ten  minutes no
              seconds   and   longitude  one  hundred  and
              twenty-three degrees  forty-five  minutes no
              seconds; thence northerly on a right line to
              the point of  commencement;  said  latitudes
              and  longitudes   being   as  determined  by
              astronomic means, in situ.

   1007     All  that  certain   tract  of  land   in  the
              Whitehorse  Mining  District,  in  the  June
              14th,  1956  Yukon  Territory,  and  in  the
              Mackenzie  Mining District  in the Northwest
              Territories containing thirty-one thousand eight hundred and eighty-eight acres, more or less, lying to the north of a right line joining the mid points of the easterly and westerly limits of the area particularly described as follows:

            Commencing  at  a   point  at  latitude  sixty
              degrees ten minutes no seconds and longitude
              one  hundred  and   twenty-four  degrees  no
              minutes no  seconds;  thence  westerly  on a
              right line to  a  point  at  latitude  sixty
              degrees ten minutes no seconds and longitude
              one hundred and  twenty-four degrees fifteen
              minutes no seconds;  thence  southerly  on a
              right line to  a  point  at  latitude  sixty
              degrees no minutes no seconds and  longitude
              one hundred and  twenty-four degrees fifteen
              minutes no seconds;  thence  easterly  on  a
              right line to  a  point  at  latitude  sixty
              degrees no minutes no seconds and  longitude
              one  hundred  and   twenty-four  degrees  no
              minutes no seconds;  thence  northerly  on a
              right line to  the  point  of  commencement;
              said  latitudes  and   longitudes  being  as
              determined by astronomic means, in situ.

   1173     All   that  certain   tract  of  land  in  the    May 23rd, 1957
              Mackenzie Mining District,  in the Northwest
              Territories, containing thirty-one thousand five hundred and sixty-six acres, more or less, lying to the north of a right line joining the mid points of the easterly and westerly limits of the area particularly described as follows:

            Commencing   at  a  point  at  latitude  sixty
              degrees   thirty  minutes   no  seconds  and
              longitude one hundred and twenty-one degrees
              fifteen minutes no seconds;  thence westerly
              on a right line to a point at latitude sixty
              degrees   thirty  minutes   no  seconds  and
              longitude one hundred and twenty-one degrees
              thirty minutes no seconds;  thence southerly
              on a right line to a point at latitude sixty
              degrees   twenty  minutes   no  seconds  and
              longitude one hundred and twenty-one degrees
              thirty minutes no seconds;  thence  easterly
              on a right line to a point at latitude sixty
              degrees   twenty  minutes   no  seconds  and
              longitude one hundred and twenty-one degrees
              fifteen minutes no seconds; thence northerly
              on   a   right   line   to   the   point  of
              commencement; said latitudes and longitudes being as determined by astronomic means, in situ.

   1174     All  that   certain  tract   of  land  in  the    May 23rd, 1957
              Mackenzie Mining District,  in the Northwest
              Territories, containing thirty-one thousand five hundred and sixty-six acres, more or less, lying to the north of a right line joining the mid points of the easterly and westerly limits of the area particularly described as follows:

            Commencing   at  a  point  at  latitude  sixty
              degrees   thirty  minutes   no  seconds  and
              longitude one hundred and twenty-one degrees
              no minutes no seconds;  thence westerly on a
              right  line  to  a point  at latitude  sixty
              degrees  thirty  minutes   no  seconds   and
              longitude one hundred and twenty-one degrees
              fifteen minutes no seconds; thence southerly
              on a right line to a point at latitude sixty
              degrees   twenty  minutes   no  seconds  and
              longitude one hundred and twenty-one degrees
              fifteen minutes no seconds;  thence easterly
              on a right line to a point at latitude sixty
              degrees   twenty  minutes   no  seconds  and
              longitude one hundred and twenty-one degrees
              no minutes no seconds; thence northerly on a
              right  line to the  point  of  commencement;
              said   latitudes   and    longitudes   being
              determined by astronomic means, in situ.

   1175     All  that  certain   tract  of   land  in  the    May 23rd, 1957
              Mackenzie Mining District,  in the Northwest
              Territories, containing sixty two thousand eight hundred and ninety acres, more or less, said tract being more particularly described as follows:

            Commencing   at  a  point  at  latitude  sixty
              degrees   forty  minutes   no  seconds   and
              longitude   one   hundred   and   twenty-one
              degrees fifteen  minutes no seconds;  thence
              westerly on  a  right  line  to  a  point at
              latitude  sixty  degrees  forty  minutes  no
              seconds  and   longitude   one  hundred  and
              twenty-one   degrees   thirty   minutes   no
              seconds; thence southerly on a right line to
              a point at  latitude  sixty  degrees  thirty
              minutes no seconds and longitude one hundred
              and twenty-one  degrees  thirty  minutes  no
              seconds;  thence easterly on a right line to
              a point at  latitude  sixty  degrees  thirty
              minutes no seconds and longitude one hundred
              and twenty-one degrees  fifteen  minutes  no
              seconds; thence northerly on a right line to
              the point of  commencement;  said  latitudes
              and  longitudes   being  as   determined  by
              astronomic means, in situ.

   1176     All   that  certain   tract  of  land  in  the    May 23rd, 1957
              Mackenzie Mining District,  in the Northwest
              Territories, containing sixty-two thousand five hundred and sixty-eight acres, more or less, said tract being more particularly described as follows:

            Commencing   at  a  point  at  latitude  sixty
              degrees   fifty  minutes   no  seconds   and
              longitude one hundred and twenty-one degrees
              fifteen minutes no seconds;  thence westerly
              on a right line to a point at latitude sixty
              degrees   fifty  minutes   no  seconds   and
              longitude one hundred and twenty-one degrees
              thirty minutes no seconds;  thence southerly
              on a right line to a point at latitude sixty
              degrees   forty  minutes   no  seconds   and
              longitude one hundred and twenty-one degrees
              thirty minutes no seconds;  thence  easterly
              on a right line to a point at latitude sixty
              degrees   forty  minutes   no  seconds   and
              longitude one hundred and twenty-one degrees
              fifteen minutes no seconds; thence northerly
              on   a  right   line   to   the   point   of
              commencement; said latitudes and longitudes being as determined by astronomic means, in situ.

   1177     All  that  certain  tract  of  land   in   the    May 23rd, 1957
              Mackenzie Mining District,  in the Northwest
              Territories, containing sixty-two thousand five hundred and sixty-eight acres, more or less, said tract being more particularly described as follows:

            Commencing  at  a   point  at  latitude  sixty
              degrees   fifty  minutes   no  seconds   and
              longitude one hundred and twenty-one degrees
              thirty minutes no seconds;  thence  westerly
              on a right line to a point at latitude sixty
              degrees   fifty  minutes   no  seconds   and
              longitude one hundred and twenty-one degrees
              forty-five   minutes   no  seconds;   thence
              southerly  on  a  right  line  to a point at
              latitude  sixty  degrees  forty  minutes  no
              seconds  and   longitude  one  hundred   and
              twenty-one  degrees  forty-five  minutes  no
              seconds;  thence easterly on a right line to
              a point  at  latitude  sixty  degrees  forty
              minutes no seconds and longitude one hundred
              and  twenty-one  degrees  thirty  minutes no
              seconds; thence northerly on a right line to
              the point of  commencement;  said  latitudes
              and  longitudes   being  as   determined  by
              astronomic means, in situ.

   1178     All  that  certain   tract  of   land  in  the    May 23rd, 1957
              Mackenzie Mining District,  in the Northwest
              Territories, containing sixty-two thousand five hundred and sixty-eight acres, more or less, said tract being more particularly described as follows:

            Commencing  at  a   point  at  latitude  sixty
              degrees  fifty  minutes   no   seconds   and
              longitude one hundred and twenty-one degrees
              forty-five   minutes   no   seconds;  thence
              westerly on  a  right  line  to  a  point at
              latitude  sixty  degrees  fifty  minutes  no
              seconds  and   longitude   one  hundred  and
              twenty-two  degrees  no  minutes no seconds;
              thence southerly  on a right line to a point
              at latitude sixty degrees  forty  minutes no
              seconds  and   longitude   one  hundred  and
              twenty-two  degrees  no minutes no  seconds;
              thence easterly  on a  right line to a point
              at latitude sixty degrees  forty-minutes  no
              seconds  and   longitude   one  hundred  and
              twenty-one  degrees  forty-five  minutes  no
              seconds; thence northerly on a right line to
              the point of  commencement;  said  latitudes
              and  longitudes   being  as   determined  by
              astronomic means, in situ.

   1179     All  that  certain   tract  of   land  in  the    May 23rd, 1957
              Mackenzie Mining District,  in the Northwest
              Territories, containing sixty-two thousand two hundred and forty-four acres, more or less, said tract being more particularly described as follows:

            Commencing at  a point  at latitude  sixty-one
              degrees no minutes no seconds and longitude
              one hundred and  twenty-one  degrees fifteen
              minutes no seconds;  thence  westerly  on  a
              right  line to a point at latitude sixty-one
              degrees no minutes no seconds  and longitude
              one hundred  and  twenty-one  degrees thirty
              minutes no seconds;  thence  southerly  on a
              right line  to a  point  at  latitude  sixty
              degrees   fifty  minutes   no  seconds   and
              longitude one hundred and twenty-one degrees
              thirty minutes no seconds;  thence  easterly
              on a right line to a point at latitude sixty
              degrees   fifty  minutes   no  seconds   and
              longitude one hundred and twenty-one degrees
              fifteen minutes no seconds; thence northerly
              on   a   right  line   to   the   point   of
              commencement; said latitudes and longitudes being as determined by astronomic means, in situ.

   1180     All  that  certain   tract  of   land  in  the    May 23rd, 1957
              Mackenzie Mining District,  in the Northwest
              Territories, containing sixty-two thousand two hundred and forty-four acres, more or less, said tract being more particularly described as follows:

            Commencing at  a point  at latitude  sixty-one
              degrees no minutes  no seconds and longitude
              one hundred  and  twenty-one  degrees thirty
              minutes no seconds;  thence  westerly  on  a
              right  line to a point at latitude sixty-one
              degrees no minutes  no seconds and longitude
              one hundred  and  twenty-one degrees  forty-
              five minutes no seconds; thence southerly on
              a right  line to  a point  at latitude sixty
              degrees   fifty  minutes   no  seconds   and
              longitude   one   hundred   and   twenty-one
              degrees   forty-five  minutes   no  seconds;
              thence easterly  on a right  line to a point
              at latitude  sixty  degrees fifty minutes no
              seconds  and   longitude  one  hundred   and
              twenty-one   degrees   thirty   minutes   no
              seconds;  thence  northerly on  a right line
              to   the   point   of   commencement;   said
              latitudes and longitudes being as determined by astronomic means, in situ.

   1181     All  that  certain   tract  of   land  in  the    May 23rd, 1957
              Mackenzie Mining District,  in the Northwest
              Territories, containing sixty-two thousand two hundred and forty-four acres, more or less, said tract being more particularly described as follows:

            Commencing at  a  point at latitude  sixty-one
              degrees no minutes  no seconds and longitude
              one hundred  and  twenty-one  degrees forty-
              five  minutes no  seconds;  thence  westerly
              on a  right  line  to  a point  at  latitude
              sixty-one  degrees no minutes no seconds and
              longitude one hundred and twenty-two degrees
              no minutes no seconds; thence southerly on a
              right line  to a  point  at  latitude  sixty
              degrees   fifty  minutes   no  seconds   and
              longitude one hundred and twenty-two degrees
              no minutes no seconds;  thence easterly on a
              right line  to a  point  at  latitude  sixty
              degrees   fifty  minutes   no  seconds   and
              longitude one hundred and twenty-one degrees
              forty-five  minutes   no   seconds;   thence
              northerly on a right line to the point of commencement; said latitudes and longitudes being as determined by astronomic means, in situ.

   1149     All  that  certain   tract  of   land  in  the    May 23rd, 1957
              Mackenzie Mining District,  in the Northwest
              Territories, containing thirty-one thousand seven hundred and twenty-seven acres, more or less, lying to the North of a right line joining the mid points of the Easterly and Westerly limits of the area particularly described as follows:

            Commencing  at  a  point   at  latitude  sixty
              degrees   twenty  minutes   no  seconds  and
              longitude one hundred and twenty-one degrees
              no minutes no seconds; thence westerly  on a
              right  line  to  a  point at latitude  sixty
              degrees   twenty  minutes   no  seconds  and
              longitude one hundred and twenty-one degrees
              fifteen minutes no seconds; thence southerly
              on a right line to a point at latitude sixty
              degrees ten minutes no seconds and longitude
              one hundred  and twenty-one  degrees fifteen
              minutes  no  seconds;  thence  easterly on a
              right line  to  a  point at  latitude  sixty
              degrees ten minutes no seconds and longitude
              one hundred   and   twenty-one  degrees   no
              minutes no  seconds;  thence northerly  on a
              right  line to  the  point of  commencement;
              said  latitudes  and   longitudes  being  as
              determined by astronomic means, in situ.

   1150     All  that  certain   tract  of   land  in  the    May 23rd, 1957
              Mackenzie Mining District,  in the Northwest
              Territories, containing thirty-one thousand seven hundred and twenty-seven acres, more or less, lying to the North of a right line joining the mid points of the Easterly and Westerly limits of the area particularly described as follows:

            Commencing  at  a   point  at  latitude  sixty
              degrees   twenty  minutes   no  seconds  and
              longitude one hundred and twenty-one degrees
              fifteen minutes no seconds;  thence westerly
              on a right line to a point at latitude sixty
              degrees   twenty  minutes   no  seconds  and
              longitude one hundred and twenty-one degrees
              thirty minutes no seconds;  thence southerly
              on a right line to a point at latitude sixty
              degrees ten minutes no seconds and longitude
              one hundred  and  twenty-one  degrees thirty
              minutes no seconds;  thence  easterly  on  a
              right line  to  a  point at  latitude  sixty
              degrees ten minutes no seconds and longitude
              one hundred and twenty-one  degrees  fifteen
              minutes no seconds;  thence northerly  on  a
              right  line  to  the point of  commencement;
              said  latitudes  and   longitudes  being  as
              determined by astronomic means, in situ.

   1151     All  that  certain   tract  of   land  in  the    May 23rd, 1957
              Mackenzie Mining District,  in the Northwest
              Territories, containing thirty-one thousand seven hundred and twenty-seven acres, more or less, lying to the North of a right line joining the mid points of the Easterly and Westerly limits of the area particularly described as follows:

            Commencing  at  a   point  at  latitude  sixty
              degrees  twenty   minutes   no  seconds  and
              longitude one hundred and twenty-one degrees
              thirty minutes no seconds;  thence  westerly
              on a right line to a point at latitude sixty
              degrees   twenty  minutes   no  seconds  and
              longitude one hundred and twenty-one degrees
              forty-five  minutes   no   seconds;   thence
              southerly on a  right line  to  a  point  at
              latitude   sixty  degrees   ten  minutes  no
              seconds  and   longitude  one  hundred   and
              twenty-one  degrees  forty-five  minutes  no
              seconds;  thence easterly on a right line to
              a  point  at  latitude   sixty  degrees  ten
              minutes no seconds and longitude one hundred
              and  twenty-one  degrees  thirty  minutes no
              seconds;  thence  northerly  on a right line
              to the point of commencement; said latitudes
              and  longitudes   being  as   determined  by
              astronomic means, in situ.

   1152     All  that  certain   tract  of   land  in  the    May 23rd, 1957
              Mackenzie Mining District,  in the Northwest
              Territories, containing thirty-one thousand seven hundred and twenty-seven acres, more or less, lying to the North of a right line joining the mid points of the Easterly and Westerly limits of the area particularly described as follows:

            Commencing  at  a  point  at   latitude  sixty
              degrees   twenty  minutes   no  seconds  and
              longitude one hundred and twenty-one degrees
              forty-five  minutes   no   seconds;   thence
              westerly  on  a  right  line  to  a point at
              latitude  sixty  degrees  twenty  minutes no
              seconds  and  longitude   one  hundred   and
              twenty-two  degrees  no  minutes no seconds;
              thence  southerly on a right line to a point
              at latitude  sixty  degrees  ten  minutes no
              seconds  and  longitude   one  hundred   and
              twenty-two  degrees  no minutes no  seconds;
              thence easterly  on a right line  to a point
              at  latitude  sixty  degrees  ten minutes no
              seconds  and   longitude   one  hundred  and
              twenty-one  degrees  forty-five  minutes  no
              seconds; thence northerly on a right line to
              the point of  commencement;  said  latitudes
              and  longitudes   being  as   determined  by
              astronomic means, in situ.

   1153     All  that  certain   tract  of  land   in  the    May 23rd, 1957
              Mackenzie Mining District,  in the Northwest
              Territories, containing thirty-one thousand seven hundred and twenty-seven acres, more or less, lying to the North of a right line joining the mid points of the Easterly and Westerly limits of the area particularly described as follows:

            Commencing  at  a   point  at  latitude  sixty
              degrees   twenty  minutes   no  seconds  and
              longitude one hundred and twenty-two degrees
              no minutes no seconds;  thence westerly on a
              right  line  to  a  point at latitude  sixty
              degrees   twenty  minutes   no  seconds  and
              longitude one hundred and twenty-two degrees
              fifteen minutes no seconds; thence southerly
              on a right line to a point at latitude sixty
              degrees ten minutes no seconds and longitude
              one hundred  and  twenty-two degrees fifteen
              minutes no seconds;  thence  easterly  on  a
              right  line  to  a point at  latitude  sixty
              degrees ten minutes no seconds and longitude
              one  hundred   and   twenty-two  degrees  no
              minutes no  seconds;  thence northerly  on a
              right  line to  the  point of  commencement;
              said  latitudes  and   longitudes  being  as
              determined by astronomic means, in situ.

   1154     All  that  certain   tract  of   land  in  the    May 23rd, 1957
              Mackenzie Mining District,  in the Northwest
              Territories, containing thirty-one thousand seven hundred and twenty-seven acres, more or less, lying to the North of a right line joining the mid points of the Easterly and Westerly limits of the area particularly described as follows:

            Commencing  at  a   point  at  latitude  sixty
              degrees   twenty   minutes  no  seconds  and
              longitude one hundred and twenty-two degrees
              fifteen minutes no seconds;  thence westerly
              on a right line to a point at latitude sixty
              degrees  twenty  minutes   no  seconds   and
              longitude one hundred and twenty-two degrees
              thirty minutes no seconds;  thence southerly
              on a right line to a point at latitude sixty
              degrees   ten   minutes   no  seconds;   and
              longitude one hundred and twenty-two degrees
              thirty minutes no seconds;  thence  easterly
              on a right line to a point at latitude sixty
              degrees ten minutes no seconds and longitude
              one hundred and  twenty-two degrees  fifteen
              minutes no seconds;  thence northerly  on  a
              right  line  to  the point of  commencement;
              said  latitudes  and   longitudes  being  as
              determined by astronomic means, in situ.

   1155     All  that  certain   tract  of   land  in  the    May 23rd, 1957
              Mackenzie Mining District,  in the Northwest
              Territories, containing thirty-one thousand six hundred and forty-six acres, more or less, lying to the South of a right line joining the mid points of the Easterly and Westerly limits of the area particularly described as follows:

            Commencing  at  a   point  at  latitude  sixty
              degrees  thirty   minutes   no  seconds  and
              longitude one hundred and twenty-one degrees
              fifteen minutes no seconds;  thence westerly
              on a right line to a point at latitude sixty
              degrees  thirty  minutes   no  seconds   and
              longitude one hundred and twenty-one degrees
              thirty minutes no seconds;  thence southerly
              on a right line to a point at latitude sixty
              degrees  twenty   minutes   no  seconds  and
              longitude one hundred and twenty-one degrees
              thirty minutes  no seconds;  thence easterly
              on a right line to a point at latitude sixty
              degrees   twenty  minutes   no  seconds  and
              longitude one hundred and twenty-one degrees
              fifteen minutes no seconds; thence northerly
              on   a   right   line   to   the   point  of
              commencement; said latitudes and longitudes being as determined by astronomic means, in situ.

   1156     All  that   certain   tract  of  land  in  the    May 23rd, 1957
              Mackenzie Mining District,  in the Northwest
              Territories, containing thirty-one thousand six hundred and forty-six acres, more or less, lying to the South of a right line joining the mid points of the Easterly and Westerly limits of the area particularly described as follows:

            Commencing  at  a   point  at  latitude  sixty
              degrees   thirty  minutes   no  seconds  and
              longitude one hundred and twenty-one degrees
              no minutes no seconds;  thence westerly on a
              right  line  to  a  point  at latitude sixty
              degrees   thirty  minutes   no  seconds  and
              longitude one hundred and twenty-one degrees
              fifteen minutes no seconds; thence southerly
              on a right line to a point at latitude sixty
              degrees   twenty  minutes   no  seconds  and
              longitude one hundred and twenty-one degrees
              fifteen minutes no seconds;  thence easterly
              on a right line to a point at latitude sixty
              degrees   twenty  minutes   no  seconds  and
              longitude   one   hundred   and   twenty-one
              degrees   no  minutes  no  seconds;   thence
              northerly on a right line to the point of commencement; said latitudes and longitudes being as determined by astronomic means, in situ.

   1157     All  that  certain   tract  of   land  in  the    May 23rd, 1957
              Mackenzie Mining District,  in the Northwest
              Territories, containing sixty-two thousand eight hundred and ninety acres, more or less, said tract being more particularly described as follows:

            Commencing  at  a   point  at  latitude  sixty
              degrees  forty   minutes   no  seconds   and
              longitude one hundred and twenty-two degrees
              fifteen minutes no seconds;  thence westerly
              on a right line to a point at latitude sixty
              degrees   forty  minutes   no  seconds   and
              longitude one hundred and twenty-two degrees
              thirty minutes no seconds;  thence southerly
              on a right line to a point at latitude sixty
              degrees   thirty  minutes   no  seconds  and
              longitude one hundred and twenty-two degrees
              thirty minutes no seconds;  thence  easterly
              on a right line to a point at latitude sixty
              degrees   thirty  minutes   no  seconds  and
              longitude one hundred and twenty-two degrees
              fifteen minutes no seconds; thence northerly
              on   a   right  line   to   the   point   of
              commencement; said latitudes and longitudes being as determined by astronomic means, in situ.

      The Permits herein described as number 1006 and number 1007 are subject to a gross overriding royalty of 1.5625% to The Catawba Corporation and a gross overriding royalty of 2.1/2% to Neil W. Tracy. All other Permits herein described are subject to a gross overriding royalty of 1.5625% to The Catawba Corporation.

                                  SCHEDULE "B"

      OPERATING PROCEDURE attached to the Agreement dated as of May 28th, 1959, between Canada Southern Petroleum Ltd., Magellan Petroleum Corporation, Oil Investments, Inc., Home Oil Company Limited, Kern County Land Company, Alminex Limited, United Oils, Limited and Signal Oil and Gas Company.

                                    CLAUSE A

DEFINITIONS

      A.1 In this Schedule, including this Clause, unless the context otherwise requires, the expressions following shall have the following meanings, namely:

      (a) "accounting procedure" shall mean the procedure set out in Schedule "C" hereto;

      (b) "Agreement" or "the Agreement" shall mean the Agreement dated as of May 28, 1959, and the schedules thereto;

      (c) "commercial production" or "production in commercial quantities" or similar wording, shall mean the output from a well of petroleum substances in such quantities as, considering the cost of drilling, completing and producing operations, the probable life of the well, the available (or potentially available) market and the price, kind and quality of such production would, after a reasonable production test, or, where the well has been completed, after a reasonable period of production, warrant the drilling of a like well in the vicinity thereof;

      (d) "complete", "completing" or "completion" with respect to a well shall mean proper abandonment of the well if production in paying quantities be not encountered or, if production in paying quantities is encountered, completing the well for the purpose of taking production, including the supplying and setting of production casing and the supplying and installing of tubing, wellhead and pumping equipment, if initially required to produce the well, storage tanks and such other equipment, material and services necessary for preparing a well for the taking of production of petroleum substances therefrom;

      (e) "development well" shall mean any well other than an exploratory well;

      (f)   "dollars" shall mean Canadian dollars;

      (g) "document of title" shall mean any permit, license, lease, sublease or similar document concerning petroleum substances which is subject to the Agreement at any given time;

      (h) "exploratory well" shall mean a well which at the time of spudding in is located at least two (2) miles from the nearest well capable of production in commercial quantities;

      (i) "Manager Operator" shall mean any person appointed to act as Manager Operator for the Joint Operators under the Agreement;

      (j) "paying production" or "production in paying quantities" or similar wording shall mean an output from a well of petroleum substances that

                 (i) in the case of a well not yet completed, considering the cost of completing and producing operations, the probable life of the well, the available (or potentially available) market and the price, kind and quality of such production, would, after a reasonable production test, warrant the taking of such production, and

                 (ii) in the case of a completed well, considering the cost of producing operations, the probable life of the well, the available or potentially available market and the price, kind and quality of such production, would, after a reasonable period of production (or after a reasonable production test where the well has not been placed on regular production) warrant the taking of such production;

      (k)   "Joint Operator" shall mean any party to the Agreement;

      (l)   "petroleum   substances"  shall  mean  petroleum  and/or  any  other
            substance which the parties have the right to recover from any part of the said lands;

      (m) "participating equity" shall mean the undivided share from time to time of a Joint Operator in that part of the said lands referred to and the production of petroleum substances therefrom and any jointly owned property relating thereto;

      (n) "re-work" or "re-working" shall mean any operation other than drilling or pumping necessary to obtain production and without restricting the generality of the foregoing may include one or more of the running of production casing, perforating, acidizing, sand fracing, squeeze cementing or swabbing into production;

      (o) "said lands" shall mean the rights to petroleum substances in the lands described in Schedule "A", which at any given time, are subject to the Agreement;

      (p) "spacing unit" shall mean the area allocated to a well for the purpose of drilling for or producing petroleum substances and, except as herein otherwise expressly provided, the subsurface regions vertically beneath such area comprising the spacing unit for such well prescribed by and under the laws of Canada now or hereafter in effect governing the spacing of oil or gas wells, whichever the well may be and if no area be so allocated shall be one-quarter Northwest Territory section for oil and one Northwest Territory section for a gas well.

                                    CLAUSE B

STATUS OF MANAGER OPERATOR

      B.1 Subject to the provisions of the Agreement, the Manager Operator shall have the sole and exclusive management and control of the exploration, development and operation of the said lands.

      B.2 The Manager Operator may perform any act or do anything which it is required to do by having it performed or done by an independent contractor but the Manager Operator shall not make a general delegation of its powers of management and control.

      B.3 If and when a Joint Operator is Manager Operator, such Joint Operator shall not thereby be deprived of any of the rights or relieved of any of the duties or liabilities of a Joint Operator but shall have all such rights, duties and liabilities in addition to those of Manager Operator, including the right to vote on his removal or appointment as Manager Operator.

                                    CLAUSE C

CHANGE OF MANAGER OPERATOR

      C.1 The Manager Operator shall be entitled to retire from its position as Manager Operator at any time upon giving written notice to the Joint Operators at least six (6) months in advance of the effective date of its retirement whereupon the Joint Operators shall appoint a successor Manager Operator.

      C.2 The Manager Operator from time to time shall forthwith cease to be the Manager Operator:

            (i) if the Manager Operator purports to make a general delegation of its powers of management and control,

            (ii) in respect of any lands in which it and its parent and subsidiaries ceases to hold at least a Ten (10%) percent participating equity,

            (iii) if the Manager Operator shall become bankrupt or insolvent, or shall make any general assignment for the benefit of creditors, or should any execution or attachment issue against it whereby all or part of its participating equity shall be taken by any custodian, receiver, trustee or other legal authority or an effective resolution shall have been passed for the winding up or liquidation of the business and affairs of the Manager Operator, whereupon the Joint Operators shall appoint a successor Manager Operator to take office immediately.

      C.3 A meeting may remove a Manager Operator and appoint a successor, but if such Manager Operator be a person who is not a Joint Operator or a person owning less than a Ten (10%) percent equity in the lands concerned it shall require the unanimous consent of the Joint Operators.

      C.4 When the Manager Operator resigns or otherwise ceases to act in that capacity it shall deliver to its successor Manager Operator exclusive possession of all jointly owned property including all pertinent books of account and records of the joint operations and all documents, agreements and other papers relating thereto.

      C.5 A Manager Operator who is removed shall not be released from its obligations hereunder for a period of three (3) months after its discharge unless a successor Manager Operator shall have taken over the options hereunder.

                                    CLAUSE D

MEETINGS

      D.1 Any Joint Operator may call a meeting of the Joint Operators at any time upon not less than seven (7) days' written notice (or three (3) days' notice) if given by telegram) to each other Joint Operator of the time and place of such meeting. Meetings shall be held in the City of Calgary, Alberta, unless all of the Joint Operators agree to holding a meeting at some other place. Any decision of any meeting shall require the affirmative vote of the Joint Operators owning in the aggregate more than Sixty-six and two-thirds (66 2/3%) percent of the participating equities in that part of the said lands being the subject of such decision and any decision so made shall, except as herein otherwise provided, be binding upon all of the Joint Operators and shall be carried out by the Manager Operator.

      D.2 No decision of a meeting shall be binding on the parties insofar as it concerns the drilling of a new well, the deepening or reworking of a well, or any action which would increase or decrease the interest of any or all of the Joint Operators in the said lands other than as expressly provided herein and PROVIDED FURTHER Canada Southern, Magellan and Oil Investments shall not have any vote concerning the program referred to in Article III.

                                    CLAUSE E

BUDGET

      E.1 The Manager Operator shall at intervals of six (6) months furnish each Joint Operator with a budget outlining its program respecting the operations for the period of six (6) months next ensuing and estimating all expenditures in connection therewith for such period. Unless any Joint Operator shall disapprove such budget within ten (10) days after it is submitted, it shall be deemed to have been approved and it shall not be necessary to hold a meeting, but if disapproved by the Joint Operators, a new budget shall be submitted to a meeting.

      E.2 Any budget may be revised at any time or from time to time by the Joint Operators.

      E.3 Upon any such budget or revised budget being approved, the Manager Operator shall thereby be authorized to carry on the operations outlined therein for the period covered by such budget and to expend the amounts estimated therefor.

      E.4 The Manager Operator shall make no expenditures in excess of those authorized by any budget or unless such expenditure is required by any emergency or to keep any part of the said lands in good standing or to comply with any law, rule, order or regulation and in any such event the Manager Operator may make such expenditure and shall forthwith advise the other Joint Operators in writing thereof.

      E.5 Any budget approved at a meeting by Joint Operators owning in the aggregate more than Sixty-six and two-thirds (66 2/3%) percent of the participating equities in the said lands to which such budget relates shall be binding on all Joint Operators; PROVIDED that any budget relating to the program referred to in Article III shall require the unanimous approval of the H-S group and shall not require any approval of the C-M-O group.

      The items in any budget which provides for the drilling, deepening or reworking of any wells shall not be binding unless unanimously approved.

                                    CLAUSE F

DUTIES OF THE MANAGER OPERATOR

      F.1 The Manager Operator shall, in the conduct of the operations hereunder:

            (a) conduct the same in a good and workmanlike manner and in accordance with prevailing field practice, conforming to all applicable laws, rules, orders and regulations,

            (b) furnish all material, labour and services. Upon the written request of the Manager Operator each Joint Operator shall secure and furnish its proportionate part of any such material in kind or by satisfactory assignment of priorities or allocations (governmental or voluntary),

            (c) pay and discharge promptly all costs and expenses actually incurred in connection with the joint operations,

            (d) keep the accounts of the joint operations in accordance with the accounting procedure,

            (e) arrange and negotiate for and acquire all surface rights and rights-of-way required for the joint operations,

            (f) make a good faith effort to keep the said lands and any jointly owned facilities free and clear of any liens or encumbrances and to maintain in force and effect and protect any title affecting the said lands,

            (g) keep an accurate and itemized record of all production secured and of the disposition thereof,

            (h) regulate the production of petroleum and natural gas in accordance with market demands and rates allowed by governmental regulations or the respective maximum efficient rates of flow of the wells.

                                    CLAUSE G

      G.1 Each Joint Operator shall have the following specific rights in respect to any lands in which it owns a participating equity, which shall not be in limitation of any other rights under this Agreement:

            (a) The right to receive all information pertaining to exploratory operations, development work and wells drilled on the said lands. This information shall include, but not be limited to, copies of all types of logs, reports, geological maps, geophysical maps and basic data relating to the exploratory and development work on the lands; the same to be furnished promptly upon completion of each such log, report, map and other data. Final reports shall be furnished upon the completion of each job.

            (b) The right to receive progress reports and maps from time to time or immediately upon request. Such reports shall include, but not be limited to, all facts and data obtained on a drilling well on a daily basis and the progress, location and data obtained by any other exploratory operation, including seismic parties, surface geological parties and core hole programs on a weekly basis.

            (c) Access to the said lands and the wells thereon and the right at all times to inspect and observe the operations being conducted thereon and therein.

            (d) The right to examine the books and records of the Manager Operator relating to all wells drilled on the said lands and of sales of production.

            (e) Upon request made to the Manager Operator therefor, to be furnished with copies of driller's reports of wells drilled upon the said lands, samples of cores and cuttings taken therefrom and copies of all seismograms obtained upon the properties.

      G.2 Each Joint Operator hereto shall treat geological and other exploratory data obtained in connection with the said lands as confidential information and will reveal no part of it to any third person, except with prior written approval of the other Joint Operators; provided that this clause shall not prevent disclosure to the Government of information required by the Government in order to establish credit for work requirements, or prevent disclosure of information relating to the geology and reserves data of known producing structures to the extent such disclosures may be required in connection with financing by any Joint Operator, or prevent disclosure of any information to any experts in order that such Joint Operator may obtain the opinions of such experts, or disclosure of information relating to its reserves relating to known producing structures in a report to its shareholders; and provided further that information obtained from the wells themselves may be disclosed at the discretion of any Joint Operator, and that purchasers or prospective purchasers of gas produced from the said lands may, at the discretion of any Joint Operator, for use in connection with purchases or prospective purchases, be given all information, whether obtained from wells or otherwise, of a kind that is reasonably or customarily given to purchasers or prospective purchasers of gas in like circumstances. Appropriate precautions will be taken by each Joint Operator to prevent inadvertent disclosures of confidential information.

                                    CLAUSE H

COMPETITIVE OPERATING BASIS

      H.1 All operations hereunder shall be performed on a competitive basis at the usual rates prevailing in the area. The Manager Operator, if it so desires, may employ its own tools and equipment in any such operation but in such event the charge therefor shall not exceed the prevailing rate in the area and such work shall be performed by the Manager Operator under the same terms and conditions as shall be customary and usual in the area in the contracts of independent contractors who are doing work of a similar nature.

                                    CLAUSE I

INSURANCE

      I.1 Any Joint Operator from time to time conducting any operation hereunder shall comply with the requirements of all Unemployment Insurance and Workmen's Compensation legislation and shall, if it not already has, prior to the commencement of such operation, take out, initially pay, and thereafter maintain and continue to pay for during the period of such operation, at least the following insurance in a reputable insurance company or companies at the expense of and on behalf of all the Joint Operators:

            (i) employer's liability insurance covering each employee engaged in the operations hereunder to the extent of $100,000. where such employee is not covered by Workmen's Compensation;

            (ii) comprehensive public liability insurance covering all operations hereunder, except motor vehicles, to the extent of $150,000. for any one person injured or killed and $300,000. for two or more persons injured or killed in any one accident;

            (iii) comprehensive property damage insurance covering all operations hereunder to the extent of $100,000. for damages resulting from any one accident; including damages resulting from fire or blowouts but excluding underground damages;

            (iv) blanket all risk insurance covering all above ground physical property engaged in the operations hereunder except motor vehicles, to the extent of the value of all such property;

            (v) automobile public liability insurance covering all automotive units engaged in the operations hereunder to the extent of $150,000. for any one person injured or killed and $300,000. for two or more persons injured or killed in any one accident;

            (vi) automobile property damage insurance covering all automotive units engaged in the operations hereunder to the extent of $100,000. for damages resulting from any one accident;

which insurance may not be terminated without prior notice to each other Joint Operator.

      I.2 If so requested by any other Joint Operator, the Joint Operator conducting the operation hereunder shall deliver to such other Joint Operator evidence of full compliance with the insurance provisions contained herein, to be retained in the custody of such other Joint Operator during the continuance of such operation.

                                    CLAUSE J

ADVANCES

      J.1 The Manager Operator at its election from time to time may require any Joint Operator to advance its proportionate share of authorized expenditures by furnishing such Joint Operator with an estimate of such expenditures required to cover operations for a period not in excess of sixty (60) days. Within fifteen
(15) days after receipt of such estimate or within ten (10) days before commencement of the period covered by the estimate, whichever is the later, such Joint Operator shall pay its proportionate part thereof.

      The accounts between the Joint Operators in respect of any such advance shall be adjusted at the end of each calendar month in accordance with actual expenditures. Any amount not paid within the time hereinbefore limited shall bear interest at the rate of Six (6%) percent per annum.

      J.2 In the event that any Joint Operator fails to advance such money as required or make any other payment required under this Agreement, the other Joint Operators participating in the operation concerned shall, upon request by the Manager Operator, pay the share of such defaulting Joint Operator in the proportions of their respective participating equities, and upon the payment by the defaulting Joint Operator to the Manager Operator of all or any part of such sum, or upon the Manager Operator otherwise recovering all or any part of such sum, the Manager Operator shall immediately pay the amount received or recovered to the Joint Operators making the advancement in like proportions and such amount shall be applied first in reduction of interest and second in reduction of capital. Provided, however, that the members of C-M-O shall not be obligated in respect of any expenditures to be incurred in respect of the program referred to in Article III or the payments referred to in Article IV.

                                    CLAUSE K

LIEN

      K.1 The Manager Operator shall have a lien on the participating equity of each other Joint Operator to secure payment of such Joint Operator's share of all costs and expenses hereunder, but such lien shall not attach to any portion of such Joint Operator's share of production at any time prior to the enforcement of the same by the Manager Operator as hereinafter provided.

      K.2 In the event that any Joint Operator shall fail to pay its share of any costs or expenses hereunder (and such default shall continue for thirty (30) days after the Manager Operator shall have served written notice upon such Joint Operator specifying such default and requiring the same to be remedied) the Manager Operator may enforce such lien by taking possession of all or any part of the participating equity of such Joint Operator and the Manager Operator may sell and dispose of all or any part of such participating equity either in whole or in separate parcels at public auction or by private tender at such time and on such terms as it shall appoint, having first given notice to such Joint Operator of the time and place of such sale, and the Manager Operator is hereby constituted irrevocably the attorney of such Joint Operator for the purpose of making any such sale and executing such deeds and agreements in the name of such Joint Operator as may be necessary to carry out the same. The proceeds of any such sale shall be first applied by the Manager Operator in payment of any costs or expenses to be paid by such Joint Operator and not paid by it, and any balance remaining shall be paid to such Joint Operator after deducting the reasonable costs of such sale. Any such sale shall be a perpetual bar in law and equity against such Joint Operator and any person claiming all or any part of the property sold, by, from, through or under such Joint Operator.

      K.3 If any Joint Operator advances any money under the preceding clause in respect of the default of another Joint Operator it shall have the same lien rights in respect thereto as has the Manager Operator under this clause.

                                    CLAUSE L

DIVISION OF PRODUCTION

      L.1 Each Joint Operator shall own its participating equity in the petroleum substances produced hereunder exclusive of any quantity thereof that may be delivered in kind as royalty or production which may be used by the
Manager Operator in developing and producing operations hereunder and in preparing and treating production for marketing purposes and production unavoidably lost. Each Joint Operator shall, upon payment of or securing the payment of any royalty with respect thereto, be entitled to take delivery of its share of production at the point of production. Each Joint Operator electing to take delivery of its participating equity in the petroleum substances shall provide at its own risk and expense adequate facilities for receiving its production and shall bear any additional expense to which the Manager Operator may be subject in delivering such production separately. In the event any Joint Operator fails to make arrangements to take delivery of its participating equity in the petroleum substances the Manager Operator may sell the same upon the same terms and conditions that it is selling its share of production and such Joint Operator shall be entitled to receive from the Manager Operator not later than the last day of the month following such sale, the net proceeds received from the sale of its participating equity in the petroleum substances so sold. Any market available to a Joint Operator shall be shared by it with the other Joint Operators to the intent and purpose that no Joint Operator shall be obligated to store its participating equity in production except to the proportionate extent that the production owned by the other Joint Operators is so stored for lack of market.

                                    CLAUSE M

OBLIGATORY OPERATIONS

      M.1 Upon the completion of the program provided for in Article III of this Agreement, each Joint Operator shall be obligated, provided that the Manager Operator has made a bona fide but unsuccessful attempt to obtain a waiver of such obligations, to join in the renewal of any document of title and to pay a share equivalent to its participating equity in that part of the said lands concerned of any rental and of the cost of any operation, including the drilling of any well, necessary to maintain all or any part of the said lands in good standing except the drilling obligations contained in any document of title when the person entitled to enforce the performance thereof is not enforcing the same, unless such Joint Operator has surrendered or disposed of all of its participating equity in that part of the said lands to which such obligation applies at least thirty (30) days prior to the date on which such rental becomes payable or on which such operation must be commenced in order to maintain such part of the said lands in good standing. Provided that C-M-O shall not be obligated to participate in any obligatory well while it enjoys the preferential rights granted to it by Article 3.1 (C) but if it does not so participate the applicable penalty under the said Article shall apply.

                                    CLAUSE N

INDEPENDENT OPERATIONS

      N.1 Except as hereinbefore provided in Clause M hereof and Article III, no Joint Operator shall be required to participate in the cost of drilling, deepening, or reworking any well hereunder.

      N.2 Upon completion of the program provided for in Article III, and provided no well is then being drilled or deepened on the said lands for the joint account, and provided no drilling or deepening operation on the said lands has then been approved in any budget, the following provisions shall apply:

            (a) Should any Joint Operator desire to deepen or re-work any well which is incapable of producing petroleum substances in paying quantities or to drill any new well, such Joint Operator shall notify the other Joint Operators in writing of its intention to perform the proposed operation at its own cost and risk. Such notice (hereinafter called "the first notice") shall contain information as to the location, depth and estimated cost of the operation. In such event each Joint Operator shall be deemed to be a participant in such operation unless it has given written notice to the other Joint Operators within thirty (30) days after receipt by it of the first notice, of its intention not to participate; PROVIDED that if the operation is the deepening of a well on which the drilling rig to be utilized in such operation is then located, the time herein-before limited for giving written notice of intention not to participate shall be reduced to three (3) days exclusive of Sundays and statutory holidays, and any rig time for such three (3) day period shall be paid for by the Joint Operators participating in the operation.

            (b) The Joint Operator giving first notice shall, together with the Joint Operators participating, be entitled to have the Manager Operator commence such operation within sixty (60) days from the receipt by the other Joint Operators of the first notice and thereafter prosecute the operation to completion at the sole cost and risk of the participating Joint Operators in the proportions that their respective participating equities in the spacing unit concerned are of the sum of such participating equities.

            (c) If the Joint Operators participating in such operation commence the same within the said period of sixty (60) days and carry it on diligently and continuously to the depth proposed in the first notice

                 (i) if the  operation is the drilling of an  exploratory  well, each non-participating Joint Operator shall forthwith assign to the participating Joint Operators in the proportions that their respective participating equities are of the sum of such participating equities, all of its participating equity in all formations in:

                    A. six (6) Northwest Territory sections of the said lands if such well is drilled to a depth of more than six thousand (6,000) feet and provided commercial production has not been obtained above the depth of six thousand (6,000) feet, and

                    B. four (4) Northwest  Territory  sections of the said lands in the case of any other well, such sections to include the section on which such well is located and the other sections to be selected by the participating Joint Operators from those sections laterally or diagonally adjoining the section on which such well is located.

                 (ii) if the operation is a deepening or reworking  operation or the drilling of a development well, each non-participating Joint Operator shall have the right, until the elapse of a period of thirty (30) days after the participating Joint Operators have served on each of the non-participating Joint Operators written notice of the results of all tests carried out on the well concerned (or in the case of a dry hole, written notice to that effect) and have made available to such nonparticipating Joint Operators all information concerning such well which is in the possession of the participating Joint Operators, to pay to the participating Joint Operators in the proportions that their respective participating equities are of the sum of such participating equities, a sum equal to three (3) times the amount it would have been called upon to pay had all Joint Operators being entitled to participate originally participated in the operation, and upon such payment being made, such Joint Operator shall participate in such well and the production therefrom ab initio to the extent that it would have been entitled to participate had all Joint Operators entitled to participate so participated, and in the event that it does not pay such sum within the time hereinbefore limited, such Joint Operator shall assign its participating equity in such well, in the spacing unit on which the same is located and in the surface location, to the participating Joint Operators in the proportions that their respective participating equities are of the sum of such participating equities, in which case the Joint Operators receiving the assignment shall have the right to produce the well concerned and to market the production of petroleum substances therefrom and the Joint Operators making the assignment shall not be entitled to any share of such production.

      N.3 Notwithstanding anything hereinbefore contained, if the lands to be assigned under this clause contain any other well then capable of production of petroleum substances, such well and any zone or formation, whichever the case may be, underlying the spacing unit of such other well and from which it is then capable of obtaining production shall be excluded from the lands to be assigned.

                                    CLAUSE O

SELECTION OF LEASES

      O.1 The Joint Operators shall meet to determine the lands to be contained in an application for petroleum and natural gas leases. The meeting may be called by any Joint Operator on the same notice as is provided in Clause D. All decisions relating to any such application and the selection of lands to be included therein shall be made by mutual agreement and failing such agreement shall be made by the Joint Operators owning in the aggregate more than Sixty-six and two-thirds (66 2/3%) percent of the participating equities in such permit provided that in making such selection leases of sections must be chosen so that any Joint Operator who is entitled to any section or sections by virtue of an independent operation may obtain such section or sections.

                                    CLAUSE P

SURRENDER

      Upon completion of the program provided for in Article III the following provisions shall apply:

      P.1 Any Joint Operator may, from time to time and at any time, provided that the Crown must or will accept the same, surrender all of its interest in all or any part of the said lands except that no such surrender shall be made:

            (a) within thirty (30) days before the accrual of the rental or any other obligation, excepting any drilling obligation contained in any document of title when the person entitled to enforce the performance thereof is not enforcing the same, in respect to that part of the said lands to be surrendered,

            (b) respecting an area of less than a spacing unit,

            (c) until the Joint Operator desiring to surrender (hereinafter called "the offeror") shall notify in writing the other Joint Operators (hereinafter called "the recipients") of the interest it desires to surrender. The recipients shall have the right for a period of fifteen
      (15) days after the receipt of such notice to advise the offeror by notice in writing that it will accept an assignment of such interest. In the event any recipient does not notify within the time herein limited the offeror that it will accept an assignment of such interest, such recipient shall join in the surrender of such part of the said lands. If any recipient agrees to accept such assignment, such interest shall be assigned to such recipient. If more than one recipient agrees to accept such assignment such interest shall be assigned to such recipients in the proportions that their respective participating interests bear to the sum of such participating interests.

                                    CLAUSE Q

      Q.1 No Joint Operator shall dispose of any interest hereunder unless the person receiving the same agrees with the other Joint Operators to be bound by all of the terms and provisions of this Agreement. If such disposition imposes greater obligations or expenses on the Manager Operator or other Joint Operators then such person shall agree to pay all costs and expenses in connection therewith.

                                    CLAUSE R

ASSIGNMENTS AMONG PARTIES

      R.1 Upon the assignment of any interest hereunder by one Joint Operator to any other or others:

      (a) the Joint Operator agreeing to receive such assignment shall pay all costs and taxes incurred or levied in connection with such assignment;

      (b) the Joint Operator agreeing to receive such assignment shall indemnify and hold harmless the Joint Operator agreeing to make such assignment from and against all liabilities in connection with such interest to be assigned except liabilities which arose prior to the agreement to make such assignment;

      (c) the Joint Operator agreeing to make such assignment shall not be released from any obligation which arose prior to the date of the agreement to accept such assignment;

      (d) such assignment shall be without warranty of title of the interest of the assigning party;

      (e) all the terms of this Agreement shall continue to apply to such interest as among the Joint Operators who have not assigned their interest;

      (f) where it is necessary to obtain the consent of any person other than a Joint Operator to such assignment and such consent cannot be obtained, such interest shall be held in trust by the Joint Operator required to make the assignment for the Joint Operators entitled to receive the same.

                                    CLAUSE S

RELATIONSHIP OF PARTIES

      S.1 This Agreement shall not be construed to create a partnership.

      S.2 Except as otherwise provided in Clause T hereof, where the parties hereto or any of them incur a liability in connection with any operation hereunder either to a party hereto or to any third party, such liability shall not be joint or several but each party shall be separately liable only for a portion of the total liability calculated in accordance with its participating equity in that part of the lands to which the liability can be reasonably allocated.

      S.3 Each Joint Operator agrees to indemnify each other Joint Operator against any claim of or liability to any third party incurred in connection with any operation hereunder to the extent but only to the extent that the claim or liability is asserted against the other Joint Operator in an amount in excess of the other Joint Operator's share of the liability calculated in accordance with this clause; PROVIDED that a Joint Operator shall not be required to indemnify any other Joint Operator for any amount in excess of its own share of the liability calculated in accordance with this clause.

      S.4 The Joint Operators hereby elect that the operations conducted under this Agreement, and the Joint Operators themselves with respect to such operations, be excluded from the application of all of the provisions of Subchapter K of Chapter 1 of Subtitle A of the United States Internal Revenue Code of 1954, or any amendments thereof, or of such portion or portions thereof as may be permitted by the Secretary of the Treasury or his delegate, insofar as such Subchapter or any portion or portions thereof may otherwise be applicable to such operations or to the Joint Operators with respect to such operations.

                                    CLAUSE T

LIABILITY OF MANAGER OPERATOR

      T.1 Except as hereinbefore provided the Manager Operator shall not be liable to any Joint Operator in damages or otherwise howsoever for anything done by the Manager Operator hereunder or for the Manager Operator's failure to do anything hereunder, except for:

            (i) acts of fraud, dishonesty or gross neglect on the part of any officer of the Manager Operator in carrying out the duties of the Manager Operator under this Agreement,

            (ii) the failure of the Manager Operator to remedy any default hereunder as soon as reasonably possible after the receipt by it from any Joint Operator of written notice of such default.

                                    CLAUSE U

FORCE MAJEURE

      U.1 Any Joint Operator shall be excused from the performance of any of its obligations hereunder from time to time and at any time, but only so long as it is prevented from performance by act of God, the Queen's enemies, inclement weather, accident, breakdown, fire, strike, lock-out, labour shortage, inability to obtain equipment, materials or supplies in the open market at reasonable prices, compliance with any law, rule, order or regulation which has not been declared by a court of competent jurisdiction to be invalid, or any other cause beyond the reasonable control of such Joint Operator whether similar or dissimilar, provided that lack of funds shall not be considered a cause beyond the control of a party.

                                    CLAUSE V
WAIVER

      V.1 No waiver on behalf of any party of any breach of any of the covenants, conditions and provisos herein contained shall be effective or be binding upon such party unless the same be expressed in writing and any waiver so expressed shall not limit or affect such party's rights with respect to any other or future breach.

                                    CLAUSE W

CONFLICT WITH LAWS

      W.1 If any provision herein contained is in conflict with any law, rule, order or regulation heretofore or hereafter made by any competent governmental authority or any document of title by virtue of which the parties hereto hold any interest, this Agreement shall be deemed to be amended so as to conform to such law, rule, order or regulation or document of title for so long as the same remains in force.

                                    CLAUSE X

NOTICES

      X.1 All notices required to be given under this Agreement shall either be personally delivered or mailed by prepaid registered mail addressed as hereinafter set forth or to such other address as may be designated from time to time by such Joint Operator in writing, and any notice mailed as aforesaid shall be deemed to have been received by the addressee on the next normal business day following the day of mailing:

          Canada Southern                   505-8th Avenue West,
                                            Calgary, Alberta

          Magellan 505-8th Avenue West,
                                            Calgary, Alberta

          Oil Investments                   505-8th Avenue West,
                                            Calgary, Alberta

          Alminex                           609 Hudson's Bay Oil & Gas Building,
                                            320-7th Avenue West,
                                            Calgary, Alberta

          Signal                            P.O. Box 17126,
                                            Foy Station,
                                            Los Angeles 17, California, U.S. A.

                   with a copy to           4th Floor, North Canadian Oil Bldg.,
                                            Calgary, Alberta

          Kern                              640-7th Avenue West,
                                            Calgary, Alberta

                   with a copy to           600 California Street,
                                            San Francisco 8, California, U.S.A.

          United                            304-6th Avenue West,
                                            Calgary, Alberta

          Home                              304-6th Avenue West,
                                            Calgary, Alberta

                                    CLAUSE Y

FURTHER ASSURANCES

      Y.1 Each of the Joint Operators shall from time to time and at all times do all such further acts and execute and deliver all such further documents and assurances as shall be reasonably required in order fully to perform and carry out the terms of this Agreement.

                                    CLAUSE Z

ENTIRE AGREEMENT

      Z.1 The Joint Operators agree that they have expressed herein their entire understanding and agreement concerning the subject matter of this Agreement and it is expressly agreed that no implied covenant, condition, term or reservation shall be read into this Agreement relating to or concerning such subject matter.

                                    CLAUSE AA

DIVISION OF EXPENSES

      AA.1 The costs and expenses of the program referred to in Article III shall be borne as to Fifty (50%) percent by Signal, Twenty-five (25%) percent by Home, Ten (10%) percent by Alminex, Ten (10%) percent by Kern and Five (5%) percent by United and C-M-O shall not bear any of the said costs or expenses nor shall the same be recoupable from C-M-O.

      AA.2 Except as herein otherwise provided all costs and expenses shall be allocated equitably by the Manager Operator to the parts of the said lands to which they apply and each Joint Operator shall bear and pay in accordance with the accounting procedure a share of the same equivalent to its participating equity in that part of the said lands to which the same are allocated.

      AA.3 The participating equities of the Joint Operators in the said lands at the date hereof are as follows:

                   Canada Southern.......................    37 1/2%
                   Magellan..............................     6 1/4%
                   Oil Investments.......................     6 1/4%
                   Home..................................    12 1/2%
                   Alminex...............................         5%
                   Kern..................................         5%
                   United................................     2 1/2%
                   Signal................................        25%

      AA.4 H-S agrees that during the term of the option it will allocate such part of any excess credits in any year not required by them in connection with the said lands to the optioned lands in order to keep the option in good standing for such year.

                                    CLAUSE BB

TERM

      BB.1 Subject to the other provisions hereof, including Article V, this Agreement shall remain in full force and effect and the said lands shall not be subject to partition so long as any jointly owned document of title to any part of the said lands, or any renewal or extension thereof pursuant to the provisions of such document of title, remains in force and effect and thereafter until all joint facilities have been salvaged and disposed of and final settlement and accounting had among the Joint Operators.

                                    CLAUSE CC

INTERPRETATION

      CC.1 Wherever in this Agreement the singular number or masculine gender occurs, the same shall be respectively construed as the plural or neuter, and vice versa, as the context or reference may require.

      CC.2 Notwithstanding anything herein elsewhere to the contrary contained, any right of any party to acquire any interest from any other party hereunder shall cease, determine and be at an end not later than the expiration of twenty-one (21) years after the death of the last surviving lawful descendant now living of His Late Majesty King George VI.

      CC.3 The headings of all clauses in this Agreement are inserted for convenience of reference only and shall not affect the construction hereof.

      CC.4     Time shall be of the essence hereof.

      CC.5 This Agreement shall, subject to the provisions of Clause Q hereof, be binding upon and enure to the benefit of the Joint Operators and their respective successors and assigns.

      CC.6 All terms, covenants, provisions and conditions of this Agreement shall run with and be binding upon the said lands during the term hereof.

                                  SCHEDULE "C"

       Attached to and made a part of an agreement made as of May 28, 1959 between Canada Southern Petroleum Ltd., Magellan Petroleum
              Corporation, Oil Investments, Inc.9 Home Oil Company
                   Limited, Kern County Land Company, Alminex
                    Limited, United Oils Limited, Signal Oil
                                and Gas Company.

                              ACCOUNTING PROCEDURE

                        (Unit and Joint Lease Operations)


                              I. GENERAL PROVISIONS

1.    DEFINITIONS

      The term "joint property" as herein used shall be construed to mean the subject area covered by the agreement to which this "Accounting Procedure" is attached.

      The term "Operator" as herein used shall be construed to mean the party designated to conduct the development and operation of the subject area for the joint account.

      The term "Non-Operator" as herein used shall be construed to mean any one or more of the non-operating parties.

      The term "rentals" shall, in addition to its ordinary meaning, be construed to include delay rentals, renewal fees and generally all periodical payments of monies required to be made in order to maintain the rights of the parties in and to the joint property in force and effect.

2.    STATEMENTS AND BILLINGS

      The Operator shall bill Non-Operator on or before the last day of each month for its proportionate share of costs and expenditures during the preceding month. Such bills will be accompanied by statements, reflecting the total cost and charges as set forth under sub-paragraph A below:

      A.    Statement in detail of all charges and credits to the joint account.

      B.    Statement  of  all  charges  and  credits  to  the  joint   account,
            summarized by appropriate classifications indicative of the nature thereof.

      C.    Statements, as follows:

            (1)  Detailed   statement   of    material   ordinarily   considered
                 controllable by operators of oil and gas properties;

            (2) Statement of all other charges and credits to the joint account summarized by appropriate classifications indicative of the nature thereof; and

            (3)  Statement of any other receipts and credits.

3.    PAYMENTS BY NON-OPERATOR

      Each party shall pay all such bills within fifteen (15) days after receipt thereof. If payment is not made within such time, the unpaid balance may bear interest at the rate of six per cent (6%) per annum until paid. Operator shall have and be entitled to a prior lien on all the rights and interests of Non-Operator in said joint properties, the production therefrom, and the material and equipment thereon, to secure the payment by Non-Operator of Non-Operator's portion of cost, purchases, and expenses of developing and operating the joint property as herein provided. Upon request Operator may require Non-Operator to advance his share of estimated cash outlay for the current month's operations.

4.    AUDITS

      Payment of any such bills shall not prejudice the right of Non-Operator to protest or question the correctness thereof. All statements rendered to Non-Operator by Operator during any calendar year shall be conclusively presumed to be true and correct after eighteen months following the close of any such calendar year, unless within said eighteen months Non-Operator takes written exception thereto and makes claim on Operator for adjustment or commences an audit of Operator's accounts and records relating to the accounting hereunder. Failure on the part of Non-Operator to make claim on Operator for adjustment, or to commence an audit within such period shall establish the correctness thereof and preclude the filing of exceptions thereto or the making of claims for adjustment thereon. A Non-Operator, upon notice in writing to Operator and all other Non-Operators, shall have the right to audit Operator's accounts and records relating to the accounting hereunder, within eighteen months next following the close of any calendar year. Non-Operator shall have six months next following the examination of the Operator's records within which to take written exception to and make any and all claims on Operator. The provisions of this paragraph shall not prevent adjustments resulting from the physical inventory of property as provided for in Section VI, Inventories, hereof.


                      II. DEVELOPMENT AND OPERATING CHARGES

      Subject to limitations hereinafter prescribed, Operator shall charge the joint account with the cost of the following items:

1.    RENTALS AND ROYALTIES

      Rentals, when such rentals are paid by Operator for the joint account; royalties, when not paid direct to royalty owners by the purchaser of the oil, gas, casing-head gas, or other products.

2.    LABOUR, TRANSPORTATION AND SERVICES

      Labour, transportation, and other services necessary for the development, maintenance, and operation of the joint property. Labour shall include salaries and wages of Operator's employees, other than employees compensated for under paragraphs (11), (12) and (13) of this Section II, directly engaged in operations of the joint property and (A) Operator's cost of vacation, sickness and disability benefits of employees, and expenditures or contributions imposed or assessed by Governmental authority applicable to such salaries and wages, and (B) Operator's current cost of established plans for employees' group life insurance, hospitalization, pension, retirement, stock purchase, thrift, bonus, and other benefit plans of like nature, applicable to Operator's payroll; provided that the charges under part (B) of this paragraph shall not exceed twelve percent (12%) of the total of such salaries and wages charged to the joint account.

3.    MATERIAL

      Material, equipment, and supplies purchased or furnished by Operator, for use of the joint property. So far as it is reasonably practical and consistent with efficient and economical operation, only such material shall be purchased for or transferred to the joint property as required for immediate use, and the accumulation of surplus stocks shall be avoided wherever possible.

4.    MOVING MATERIAL TO JOINT PROPERTY

      Moving material to the joint property from vendors or from Operator's warehouse in district or from the other properties of Operator, but in either of the last two events no charge shall be made to the joint account for a distance greater than the distance from the nearest reliable supply store or railway receiving point where such material is available, except by special agreement with Non-Operator.

5.    MOVING SURPLUS MATERIAL FROM JOINT PROPERTY

      Moving surplus material from the joint property to outside venders, if sold f.o.b. destination, or minor returns to Operator's warehouse or other storage point. No charge shall be made to the joint account for moving major surplus material to Operator's warehouse or other storage point for a distance greater than the distance to the nearest reliable supply store or railway receiving point, except by special agreement with Non-Operator; and no charge shall be made to the joint account for moving material to other properties belonging to Operator, except by special agreement with Non-Operator.

6.    USE OF OPERATOR'S EQUIPMENT AND FACILITIES

      Use  of  and  service  by  Operator's   exclusively  owned  equipment  and
      facilities as provided in paragraph 4, of Section III, "Basis of Charges to Joint Account".

7.    DAMAGES AND LOSSES

      Damages or losses incurred by fire, flood, storm or any other causes not controllable by Operator through the exercise of reasonable diligence. Operator shall furnish Non-Operator written notice of damage or losses incurred by fire, storm, flood or other natural or accidental causes as soon as practicable after report of the same has been received by Operator.

8.    LITIGATION, JUDGMENTS, AND CLAIMS

      All costs and expenses of litigation, or legal services otherwise necessary or expedient for the protection of the joint interest, including attorneys fees and expenses as hereinafter provided, together with all judgments obtained against the parties or any of them insofar as the same relate to the joint account or the subject matter of this agreement; actual expenses incurred by any party or parties hereto in securing evidence for the purpose of defending against any action or claim prosecuted or urged against the joint account or the subject matter of this agreement.

      A. If a majority of the interests hereunder shall so agree, actions or claims affecting the joint interests hereunder may be handled by the legal staff of one or more of the parties hereto, and a charge commensurate with the services rendered may be made against the joint account, but no such charge shall be made until approved by the legal department of or attorneys for the respective parties hereto.

      B. Fees and expenses of outside attorneys shall not be charged to the joint account unless authorized by the majority of the interests hereunder.

9.    TAXES

      All taxes, rates, levies and assessments of every kind and nature levied, assessed or imposed upon or in connection with the joint property or any part thereof, the production therefrom or the operation thereof, which shall have been paid by the Operator for the benefit of the parties hereto.

10.   INSURANCE

      A. Premiums paid for insurance carried for the benefit of the joint account together with all expenditures incurred and paid in settlement of any and all losses, claims, damages, judgments, and other expenses, including legal services, not recovered from insurance carrier.

      B. If no insurance is required to be carried, all actual expenditures incurred and paid by Operator in settlement of any and all losses, claims, damages, judgments, and any other expenses, including legal services, shall be charged to the joint account.

11.   DISTRICT AND CAMP EXPENSE

      A proportionate share of the salaries and expenses of Operator's district superintendent and other general district or field employees serving the joint property, whose time is not allocated direct to the joint property and a proportionate share of the cost of maintaining and operating a district office and all necessary camps, including housing facilities for employees if necessary, incurred in conducting the operations on the joint property and other leases owned and operated by Operator in the same locality. The expense of, less any revenue from, these facilities shall include depreciation or a fair monthly rental in lieu of depreciation on the investment. Such charges shall be apportioned to all leases served on some equitable basis consistent with Operator's accounting practice.

12.   OVERHEAD

      Overhead charges, which shall be in lieu of any charges for any part of the expenses, including salaries or compensation paid to managing officers and employees, of the division office and/or principal office of the Operator, but which are not in lieu of district or field office expenses incurred in developing and operating any joint property; or any other expenses of Operator, including but not limited to expenses chargeable under paragraph (2) of this Section II, incurred in the development and operation of joint property and Operator shall have the right to assess against the joint property on one of the following overhead bases:

      Per Well Basis:

A.    (1)   $15 per day for each drilling  well,  beginning on the date the well is spudded and terminating  when it is on production  or is plugged, as the case may be,  except that no charge  shall be made during the
            suspension  of   drilling  operations  for   fifteen  (15)  or  more
            consecutive days.

      (2)   $100 per well per month for the first five (5) producing wells.

      (3)   $75 per well per month for the second five (5) producing wells.

      (4)   $50 per well per month for all producing wells over ten (10).

B.    $60.00 per day for each shallow core hole party.

      $30.00 per day for each seismograph reflection party.

      $30.00 per day for each seismograph refraction party.

      $15.00 per day for each gravity meter test party.

      $15.00 per day for each magnetometer test party beginning on the date the party enters the said areas and terminating when the party leaves the said areas. A charge shall also be made for non-working shifts for the reason of repairs or other causes beyond the control of operation.

      In connection with overhead charges, the status of wells shall be as follows:

      (1) In-put or key wells shall be included in overhead schedule the same as producing oil wells.

      (2) Producing gas wells shall be included in overhead schedule the same as producing oil wells.

      (3) Wells permanently shut down but on which plugging-operations are deferred, shall be dropped from overhead schedule at the time shutdown is effective. When such wells are plugged, overhead shall be charged at the producing well rate during the time required for the plugging operations.

      (4) Wells being plugged back or drilled deeper shall be included in overhead schedule the same as drilling wells.

      (5) Various wells may be shut down temporarily and later replaced on production. If and when a well is shut down (other than for proration) and not produced or worked upon for a period of a full calendar month, it shall not be included in the overhead schedule for such month.

      (6) Salt water disposal wells shall not be included in overhead schedule as producing wells.

      The above specific overhead rates may be amended from time to time by agreement between Operator and Non-Operator if, in practice, they are found to be insufficient or excessive.

      It is specifically understood that the above Overhead rates apply only to Drilling and Producing Operations and are not intended to cover the construction or operations of additional facilities such as, but not limited to, gasoline plants, compressor plants, repressuring projects, salt water disposal facilities, major road construction projects, and similar installations. If at any time any or all of these become necessary to the operation a separate agreement will be reached relative to an overhead charge and allocation of District Expense.

13.   WAREHOUSE HANDLING CHARGES

      A handling charge to cover the cost of handling material into and in the warehouse shall be assessed on new and used material and equipment furnished from the Operator's warehouse on the following basis:

      (A) Five percent (5%) of the cost of tubular goods (2" and over) and major equipment such as tanks, separators, engines, etc.

      (B)   Ten percent (10%) of the cost of all other material.

14.   OTHER EXPENDITURES

      Any other expenditures incurred by Operator for the necessary and proper development, maintenance, operation and abandonment of the joint property. Notwithstanding anything herein contained, no charge shall be made for any interest or financing charges incurred by the Operator, except where incurred with the consent of Non-Operator.

                     III. BASIS OF CHARGES TO JOINT ACCOUNT

1.    PURCHASES

      Material and equipment purchased and all services procured shall be charged at their invoiced cost to Operator, after deduction of all discounts actually received.

2.    MATERIAL FURNISHED BY OPERATOR

      Material required for operations shall be purchased for direct charge to joint account whenever practicable, except that Operator may furnish such material from Operator's stocks under the following conditions:

      A.    New Material (Condition "A")

            (1) New material transferred from Operator's warehouse or other properties shall be priced f.o.b. the nearest reputable supply store or railway receiving point, where such material is available, at current replacement cost of the same kind of material. This will include material such as tanks, rigs, pumps, sucker rods, boilers, and engines. Tubular goods (2" and over) shall be charged on the basis of carload price effective at date of transfer and f.o.b. railway receiving point nearest the joint property, regardless of quantity transferred.

            (2) Other material shall be priced on basis of a reputable supply company's preferential price list effective at date of transfer and f.o.b. the store or railway receiving point nearest the joint property where such material is available.

      B.    Used Material (Condition "B" and "C")

            (1) Material which is in sound and serviceable condition and is suitable for re-use without reconditioning shall be classed as Condition "B" and priced at 75% of current new price.

            (2)  Material which cannot be classified as Condition "B" but which,

                 (a) After reconditioning will be further serviceable for original function as good secondhand material (Condition "B"), or

                 (b) Is serviceable for original function but substantially not suitable for reconditioning, shall be classed as Condition "C" and priced at 50% of current new price.

            (3) Tanks, derricks, buildings, and other equipment involving erection costs shall be charged at applicable percentage of dismantled current new price for similar materials.

            (4) There may also be cases where some items of equipment, due to their unusual condition, should be fairly and equitably priced by Operator, subject to approval of Non-Operator.

            (5) Current new price, wherever used in this sub-paragraph 2B of this Section III shall have the same meaning and be determined in accordance with sub-paragraph 2A of this Section III.

3.    WARRANTY OF MATERIAL FURNISHED BY OPERATOR

      Operator does not warrant the material furnished beyond or back of the dealer's or manufacturer's guaranty; and, in case of defective material, credit shall not be passed until adjustment has been received by Operator from the manufacturers or their agents.

4.    OPERATOR'S EXCLUSIVELY OWNED FACILITIES

      The following rates shall apply to services rendered by facilities and equipment owned exclusively by Operator, provided such rates are not in excess of current prevailing rates of like service and equipment available in the area:

      A. Water service, gas and power, booster and compressor services, etc., cost of such services including operation, maintenance, insurance, taxes and allowance for depreciation.

      B. Automotive equipment, at rates commensurate with cost of ownership and operation and in line with schedule adopted by Operator for use in his operations. Charges will be based on use in actual service on, or in connection with the development and operation of the joint property.

      C. Aircraft equipment, at rates commensurate with cost of ownership and operation. Charges will be made on a flight hour basis, based on use and actual service in connection with the development and operation of the joint property.

      D. A fair rate shall be charged for the use of drilling and other machinery and equipment exclusively owned by Operator while used hereunder to cover maintenance, repairs, depreciation, for the service furnished the joint property. Drilling equipment lost in the hole or damaged beyond repair shall be charged to the joint account at a fair depreciated value.

            Whenever requested Operator shall inform Non-Operator in advance of the rates it proposes to charge.

            Rates shall be revised from time to time when found to be either excessive or insufficient.

                  IV. DISPOSAL OF LEASE EQUIPMENT AND MATERIAL

      The Operator shall be under no obligation to purchase interest of Non-Operator in surplus new or secondhand material. Derricks, tanks, buildings, and other major items shall not be removed by Operator from the joint property without the approval of Non-Operator. Operator shall not sell major items of material to an outside party without giving Non-Operator an opportunity either to purchase same at the price offered or to take Non-Operator's share in kind.

1.    MATERIAL PURCHASED BY OPERATOR

      Material purchased by Operator shall be credited to the joint account and included in the monthly statement of operations for the month in which the material is removed from the joint property.

2.    MATERIAL PURCHASED BY NON-OPERATOR

      Material purchased by Non-Operator shall be invoiced by Operator and paid for by Non-Operator to Operator immediately following receipt of invoice. The Operator shall pass credit to the joint account and include the same in the monthly statement of operations.

3.    DIVISION IN KIND

      Division of material in kind, if made between Operator and Non-Operator, shall be in proportion to their respective interests in such material. Each party will thereupon be charged individually with the value of the material received or receivable by each party and corresponding credits will be made by the Operator to the joint account, and such credits shall appear in the monthly statement of operations.

4.    SALES TO OUTSIDERS

      Sales to outsiders of material from the joint property shall be credited by Operator to the joint account at the net amount collected by Operator from vendee. Any claims by vendee for defective material etc., shall be charged back to the joint account, if and when paid by Operator.

             V. BASIS OF PRICING MATERIAL TRANSFERRED FROM PROPERTY

      Jointly-owned material and equipment sold to either Operator or Non-Operator or divided in kind between them, unless otherwise agreed shall be valued on the following basis of condition and price: (new price as used in the following sub-divisions shall have the same meaning and be computed on the same basis as the price for new material in sub-paragraph 2A of Section III hereof).

1.    NEW MATERIAL

      New material (Condition "A"), being new equipment or supplies purchased or procured for the property but never used thereon, at one hundred percent (100%) of current new price.

2.    GOOD USED MATERIAL

      Good used material (Condition "B"), being good serviceable material which is further usable without reconditioning:

      (a) At 75% of current new price if material was charged to joint account as new, or

      (b) At 75% of current new price less depreciation consistent with its usage on and service to the joint property if material was originally charged to the joint property as secondhand at 75% of new price.

3.    OTHER USED MATERIAL

      Other used material (Condition "C"), being material which:

      (a) After reconditioning will be further serviceable for original function as good secondhand material (Condition "B"), or

      (b) Is serviceable for original function but substantially not suitable for reconditioning at 50% of current new price.

4.    BAD ORDER MATERIAL

      Bad order material (Condition "D"), being material not further usable for its original function but for possible other service, at a value commensurate with its use.

5.    JUNK

      Junk (Condition "E"), being obsolete and unserviceable material, at prevailing junk prices in the district.

6. There may also be cases where some items of equipment due to their unusual condition should be fairly and equitably priced by Operator subject to approval of Non-Operator.


                                 VI. INVENTORIES

1.    PERIODIC INVENTORIES

      Periodic inventories shall be taken by Operator of the joint account material at reasonable intervals but at least once in every five years which shall include all such material as is ordinarily considered controllable by operators of oil and gas properties.

2.    NOTICE

      Notice of intention to take inventory shall be given by Operator at least ten (10) days before any inventory is to begin, so that Non-Operator may be represented when any inventory is taken.

3.    FAILURE TO BE REPRESENTED

      Failure of Non-Operator to be represented at the physical inventory shall bind Non-Operator to accept the inventory taken by Operator, who shall in that event furnish Non-Operator with a copy thereof.

4.    RECONCILIATION OF INVENTORY

      Reconciliation of inventory with charges to the joint account shall be made by each party at interest, and a list of overages and shortages shall be jointly determined by said parties.

5.    ADJUSTMENT OF INVENTORY

      Inventory adjustments shall be made by Operator with the joint account for overages and shortages, but Operator shall only be held accountable to Non-Operator for shortages due to lack of reasonable diligence.

6.    INVENTORY EXPENSES

      The expense of Operator's and Non-Operator's representatives present at the taking of regular inventory shall not be charged to the joint account.

7.    SPECIAL INVENTORIES

      Any party shall have the right at any time to request in writing the taking of a special inventory. The taking of such special inventory shall be commenced within fifteen (15) days after the receipt of notice thereof. The expense of Operator's representative in conducting any special inventory so requested shall be charged to the separate account of the requesting party.